As filed with the Securities and Exchange Commission on January 9, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4840

The Tocqueville Trust
(Exact name of registrant as specified in charter)

The Tocqueville Trust
40 W. 57th Street, 19th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt, President
The Tocqueville Trust
40 W. 57th Street, 19th Floor
New York, NY 10019
(Name and address of agent for service)

212-698-0800
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

Item 1. Report to Stockholders.

A N N U A L    R E P O R T

October 31, 2005

The Tocqueville Trust
Mutual Funds

The Tocqueville Fund
The Tocqueville Small Cap Value Fund
The Tocqueville International Value Fund
The Tocqueville Gold Fund
The Tocqueville Genesis Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust.
Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholder,

In spite of investors’ infatuation with “riskless” investment products, which has prevailed since the bursting of the 1990s bubble, investing, of course, is all about risk… and reward.

At the margin, I believe good investors can hope to improve their own odds at the expense of those who are more ignorant, lazy, or lacking in common sense. But basically, if you are well informed, a truly riskless investment (with a zero chance of losing) should carry a zero profit potential.

Thus, the first two questions to ask when considering any investment are: “What is the upside?” and “What is the downside?” But the answers are more complex than one might think.

First, these are asymmetrical questions, since investors tend to feel more pain from losses than pleasure from gains.

For example, most people would not want to take the risk of a 100% (total) loss for a chance to realize a 100% gain (doubling). On the other hand, a stock which has the potential to double (100% upside) but seems unlikely to decline more than 20% (at the worst) seems to offer a favorable risk-reward ratio.

But (second complication), even that is not the whole story because, if that stock only has a 10% chance of doubling (its upside) but a 90% chance of losing 20% (its downside), it no longer looks like such an attractive proposition.

Finally, there is the question of how long the upside potential may take to materialize, since one’s money will earn nothing until then—what is known as an opportunity cost.
These questions have no precise or assured answers in the best of times. Today, the puzzle is even more complex than usual.

Starting with valuations, since we are primarily bottom-up investors, stocks today are neither particularly cheap, nor overly expensive as measured by leading stock market indices.

In terms of stock picking, there are very few outliers (stocks that are significantly cheaper or more expensive than their indices).

Finally, in the past year, much of the undervaluation of European, Latin American, Japanese and other Asian shares against their U.S. counterparts has evaporated, so that the lack of differentiation is global.

As a result, we view most shares as being valued in a broad, mediocre middle range.

Most world economies, as well, are neither booming nor (yet) giving clear signs of recessionary tendencies. Although pockets of weakness or speculative excesses periodically pop up, from China to the United States, the world economies can be said to be in mid-cycle mode, for lack of a better description.

Meanwhile, the world economic and financial system still rests on a series of unstable equilibriums that we know cannot last forever.

“Biflation”, the deflationary impact of China and other developing countries on the price of manufactured products, combined with these countries’ inflationary impact on oil and other commodities prices, is one example.

The delicate balance between America’s gaping trade deficit and the unpredictable (but probably not infinite) appetite of foreign investors for U.S. financial assets is another.

In addition, although the timing remains elusive, one can assume that interest rates, having now declined for twenty-five years, will sooner or later rise again, with domino effects on various sectors of the global economies and financial markets.

As my colleagues will document in their individual letters, we are responding by tightening our investment selection criteria and proceeding with increased caution.

Respectfully,

François Sicart
Chairman

Annual Report 1

The Tocqueville Fund

Dear Fellow Shareholder,
    During fiscal year 2005 (ending October 31, 2005) the Tocqueville Fund started with a powerful rally and ended with a significant downdraft. The first two months of fiscal 2005, as measured by the S&P 500 Index, saw a rise of 7.20% , while during the last month of the year it declined 4.23% . Both moves were the result of political developments that caught Wall Street by surprise. The clear victory of President Bush and the Republican party in the November election that had been “too close to call” jump started a rally in the early months of the fiscal year. The near collapse in public support for the President and his party following the scandals in New Orleans and Washington, along with waning support for the war in Iraq, late in our fiscal year was also unexpected in financial circles and was not greeted warmly by the markets.

In between these developments, the economy has continued to register significant growth. In fact, the recovery in place since the economy bottomed in 2001 is the longest and most robust on record. Hard to believe, given the perpetual hand wringing in much of the media over the “tax cuts for the rich” and the “horrendous” federal deficits, but true. The tax cuts seem to have been incredibly timely, a rare feat of effective fiscal policy, and the deficits, in relationship to the size of the economy, have dwindled to below average. As a result, corporate earnings have continued to outstrip expectations, for the most part, and financial markets have behaved benignly.

To be sure, there are outstanding economic problems. The President got no traction in his efforts to confront the social security issue, proving among other things, that modern democracies can only deal with problems after they have reached crisis proportions. To attempt to avert the crisis before it is upon us invites demagogy. With social security reform dead on arrival, there is little hope that the much larger issue of medical entitlements will be addressed any time soon. Both unresolved issues will someday create havoc in the financial markets, but not, apparently, in this election cycle.

Rising oil prices, which received considerable press, and lunatic calls for “windfall profits” taxes from grandstanding congressmen, reached record nominal levels during the period, but remained far below their inflation adjusted previous highs. Moreover, they have declined fairly precipitously from these highs. Notwithstanding all the attention to crude prices, the economy barely noticed.

The Federal Reserve (the “Fed”) continued to tighten through-out the year convincing the bond market, if no one else, that long term inflation was not a problem. Reflecting that conviction, long bond rates remained well below the already low levels achieved before the Fed started to tighten. (Meanwhile gold prices, a more reliable barometer of inflationary prospects, in my view, continued to march higher, setting 18 year highs in nominal terms, but again, a very long way from inflation adjusted highs). Spurred by the low interest rates the housing market remained red hot through the first half of the fiscal year, providing a seemingly bottomless source of funds for consumers and the illusion of wealth to savers (who didn’t). With the housing market beginning to roll over, even without the benefit of high interest rates, continued economic strength from this source is questionable.

China’s phenomenal growth also continued during the year, providing significant demand for raw materials of all varieties. The trade deficit with the U.S. continued to widen, a source of concern to many, including lawmakers, but of less concern to us. There was a time, not too long ago most of these same folks also worried about our trade imbalance with Japan, something that resolved itself without significant damage to the U.S. economy. More worrisome to this observer is the inevitable collapse in China’s economy, at least for some period of time. Trees can grow very tall, but not to the sky.

As is generally the case, we try not to concern ourselves too much with the many cross currents that impact the global economy and prefer, instead, to focus our attention on individual companies. This approach keeps us from making big macroeconomic bets which, if successful, can be very rewarding, but, if unsuccessful, can be very painful. With capital preservation our primary goal, we prefer to limit our downside risk by concentrating our investments on out-of-favor companies with strong finances and good longer term prospects. We are not overly concerned with the short term since it is our firm belief that investing is a multi year process.

In the recently completed fiscal year, we found good values in many of the companies that were darlings of the late 1990’s but which have fallen deeply out of favor in this decade. Pharmaceutical stocks, technology companies, media companies and even the giant retailer, Wal Mart, have reached valuation levels we consider attractive for long term purchase. What these companies have in common besides their depressed prices is a dominant leadership position in their respective industries, coupled with exceedingly strong financials. This is a combination we can live with over the long haul.

While still maintaining a major position in energy and raw material companies, names which have provided the bulk of our strong performance over the past few years, we have continued to trim these holdings over time to provide the liquidity for new investments.

For the fiscal year, the Tocqueville Fund generated a total return to its shareholders of 13.39%. This compares with a 8.72% return for the general market as represented by the S&P 500 Index. For the five year period ended October 31, 2005, the Fund returned 40.31% compared with a decline of 8.38% for the Index. We are gratified by these returns but recognize that the wind has been at our back, so to speak, as value investing has reasserted its pre-eminence over growth in this decade. This will not last forever, but we do expect it to continue so long as interest rates are low (and rising) and overall valuations relatively high. We believe that by focusing on the out-of-favor growth stocks whose valuations have declined to a level consistent with our value disciplines, we are preparing the portfolio for the next cycle, without taking on extraordinary risk.

As one of the largest individual shareholders of The Tocqueville Fund, as well as its portfolio manager, I thank you for your continued support.

Sincerely,
Robert W. Kleinschmidt
Portfolio Manager

2   October 31, 2005

The Tocqueville Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/95. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED OCTOBER 31, 2005

	1 Year	3 Year	5 Year	10 Year
Tocqueville Fund—Net Asset Value	13.39%	20.00%	7.01%	10.58%
Tocqueville Fund—Load*	13.39%	20.00%	7.01%	10.13%
Standard & Poor’s 500 Stock Index	8.72%	12.85%	31.74%	9.34%
* Effective February 1, 2000, the Fund eliminated its sales load.

Annual Report   3

The Tocqueville Small Cap Value Fund

Dear Fellow Shareholder,

I am pleased to report that we finished our fiscal year with a 6.79% increase in net asset value, and that numerous changes made to our portfolio as the year progressed enabled us to recover substantially from our relatively slow first half. While our gains for the fiscal year did not match the 12.08% return of our Russell 2000 Index benchmark, our five year and ten year average annual returns of 8.94% and 13.28%, respectively, compare rather favorably with the 6.75% and 9.53% returns of that Index over the same periods.

As mentioned in prior annual letters, I believe these five and ten year returns validate our value-based strategies of managing for the long-term, as opposed to trying to outperform any index over the short-term. While there is no guarantee, I will continue to do my very best to maintain these levels of performance in the future.

Cautious Optimism Maintained

In retrospect, the performance of the Fund during the early part of the fiscal year reflected a clear lack of economic progress and some deterioration at some of our most economically sensitive holdings. In my view, this was partly due to weaker than expected consumer response to expansionary fiscal and monetary policies. More specifically, poor operating performance at some of our automotive and food distribution holdings led us to give back significant gains and liquidate three of our largest holdings at a loss, or little gain.

As the year progressed, we restructured our portfolio and stuck to the deep-value strategies that have guided us so well over the years. We added to some of our most depressed holdings at attractive prices, and we also diversified our risk exposure by adding a number of promising new stocks to our list. We eliminated 13 stocks from the portfolio for a variety of reasons, and added a total of 19 new ones. We now hold 40 stocks, up from 34 stocks one year ago.

As a result of appreciating valuations and some selective culling, we reduced our concentration in our top ten holdings from 44% to 40% of assets. Seven of our top ten stocks are held over from last year, and another three (Agile Software Inc., UNOVA, Inc., and Global Industries) made the list this year as a result of price appreciation. Visteon Corp. and MagneTek Inc. were eliminated from the Fund, while Hercules Inc. decreased in value but remains one of our large holdings. Del Monte Foods Co. continues to be our single largest holding.

    Looking at portfolio positioning in broad strategic terms, we substantially reduced our exposure to the automotive industry and its suppliers early in the year in the face of deteriorating fundamentals and disappearing expectations. We also slightly reduced our exposure to the healthcare industry due to valuation concerns over some holdings. On balance, these sales enabled us to increase substantially our exposure to broadly-defined business services.

Lacking a clear vision of what the future may hold in store for us in terms of interest rates, economic growth, inflation, oil prices, taxes and other variables, we retreated to our long practice of buying stocks of good businesses with decent finances that just happened to be on the new lows list. Nearly all 19 new additions to the Fund were suffering from deflated short-term expectations at their time of purchase, mitigated somewhat by likely prospects for improvement due to new products, pricing flexibility, increasing unit sales over the longer term, and solid relationships with their customers. Following is a listing of our ten largest positions as a percentage of total investments.

Ten Largest Positions

Del Monte Foods Co. (4.9%)	Canned foods
Informatica Inc. (4.7%)	Database software
Global Industries (4.4%)	Offshore oil services
Timken Co. (4.2%)	Industrial roller bearings
PowerWave Technologies (3.9%)	Wireless signal amplifiers
Schering-Plough (3.9%)	Pharmaceuticals
Agile Software (3.7%)	PLM Software
UNOVA Inc. (3.7%)	Barcode supplies
Westell Technologies Inc. (3.7%)	Telco wireless hardware
Vicor Inc. (3.6%)	Integrated power supplies

In closing, let me express my gratitude for your selection of the Tocqueville Small Cap Value Fund to achieve your long-term investment goals.

Sincerely,

Jean-Pierre Conreur
Portfolio Manager

4   October 31, 2005

The Tocqueville Small Cap Value Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/95 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED OCTOBER 31, 2005

	1 Year	3 Year	5 Year	10 Year
Tocqueville Small Cap Value Fund—Net Asset Value	6.79%	17.81%	8.94%	13.28%
Tocqueville Small Cap Value Fund—Load*	6.79%	17.81%	8.94%	12.82%
Russell 2000 Index	12.08%	21.54%	6.75%	9.53%
* Effective February 1, 2000, the Fund eliminated its sales load.

Annual Report   5

The Tocqueville International Value Fund

Dear Fellow Shareholder,
    For the twelve months ended October 31, 2005, the Tocqueville International Value Fund’s total U.S. dollar return was 23.29%. In the same period, the Morgan Stanley EAFE Index had a total U.S. dollar return of 18.59%.

Whereas news headlines and investor sentiment during the year were dominated by various concerns—record high nominal oil prices, the potential for accelerating price inflation, rising short-term interest rates in the U.S., the financially stretched U.S. consumer, a possible slowdown in China’s economy, sclerotic growth and disconcert in the European Community, a deterioration in Iraq’s stability, among other things—the investment reality was more favorable. Global economic expansion continued at a healthy, if slowing pace, price inflation remained tame and long-term bond yields remained stubbornly low. High commodity prices helped several emerging markets to improve their finances and made petrodollars an important incremental source of demand and economic growth. China moved to make more flexible its currency regime. The politics of Taiwan and North Korea have been subsumed, at least temporarily, to a tacit understanding that economic stability and growth is vital to security. Merkel’s election in Germany represented a marginal gain for economic reform, and technology investment and corporate restructuring there continued apace. In France, the 35-hour workweek was modified and regulations changed to make corporate personnel changes less costly. Koizumi’s reelection as Japan’s Prime Minister was a pronounced victory for reform, reinforcing an improvement in consumer sentiment, and the movement to improve corporate returns on assets gathered force. Corporate governance was advanced in the Netherlands, where minority shareholders have new remedies to combat self-interested Boards of Directors, and in Korea, where chaebols, or conglomerates, are now required to make disclosures about equity cross-holdings. All this provided a reasonably healthy backdrop for profit growth and for equities generally.

Indeed, corporate profits grew at a brisk pace in most non-U.S. markets. This together with modest multiple expansion led to strong stock market performance. During the twelve months, the European BE 500 Index increased by 18.8% in local currency terms and the Japanese Nikkei 225 increased by 26.3% in local currency terms. Both the Euro and the Yen decreased in value versus the U.S. dollar, 6.3% and 9.1%, respectively, as rising short term interest rates and a relatively slow rate of new money growth attracted capital to the U.S. dollar and, in the case of the Euro, “no” votes in France and the Netherlands shook investor confidence.
Nonetheless, in spite of the weakening of the major non-U.S. currencies, which is negative for the U.S. dollar value of non-U.S. investments, the Morgan Stanley EAFE outperformed the S&P 500 in U.S. dollar terms by nearly 12%.

In terms of our Fund’s returns, we had a substantial contribution from our Japanese holdings, as our long-held bullish thesis continued to play out. Koizumi’s reelection focused investor attention on Japan, which helped to unlock value in several of our portfolio positions, such as parking system maker Amano, security system provider Secom, industrial chain producer Tsubakimoto Chain, and Tokyo Broadcasting, the subject of an unsolicited takeover offer by Rakuten. We had a substantial contribution from our special situations and recovery themes in Europe, including holdings like Dutch dredging company Boskalis, French aerial platform producer Pinguely-Haulotte and Finnish paper and rock crushing machinery maker Metso. We also had a significant contribution from our holdings in Korea—an important geographic contrarian theme for 2005—where we have been able to buy high quality franchises like Doosan Corp., Kook Soon Dang and Samsung Electronics at a steep discount to intrinsic value. Our overall exposure to Europe decreased during the year as several of our positions, like Pinguely, Metso, and Belgian wire producer Bekaert, reached our valuation and price objectives. Our exposure to Japan increased during the year, largely as a result of price appreciation. Our overall exposure to Asia was unchanged, though the composition of the Asia portfolio shifted toward Korea. In light of the strong market performance of the last few years, our search for new investment opportunities is focused more than ever on situations where value creation is a function of a proactive management team executing on a strategic plan to restructure, or improve returns on, quality assets.

Looking forward, we continue to harbor concerns about the U.S. consumer, which makes us cautious about global economic growth. We expect that inflation will become more evident which, all things being equal, would be a headwind to both corporate profit growth and equity valuations. With respect to currencies, the consensus now expects the U.S. dollar to strengthen, which suggests to us that the next significant move is likely to be a weakening dollar. This contrarian instinct is supported by our long-held negative view regarding the U.S. fiscal and trade balances. If growth in the U.S. slows and the U.S. dollar weakens, we believe it will become more challenging for companies that export to the U.S. to generate growth in earnings and cash flow. However, as we have said in the past, the challenges posed by a weaker U.S. economy and stronger domestic currencies in Japan and Europe will provide added impetus to the economic reforms and corporate restructuring activities that we have noted in recent years. This in turn, we believe, will continue to create good investment opportunities for disciplined, value-oriented stock pickers.

On a secular basis, we expect the non-U.S. markets to benefit from improving corporate governance and management practices, the development of local equity cultures, declining macroeconomic risk premiums and positive capital flows. Against this background, inefficient pricing of equities can provide exceptional opportunities.

Respectfully,

James Hunt          François Sicart
Portfolio Manager         Portfolio Manager

6  October 31, 2005

The Tocqueville International Value Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/95 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market Countries in Europe, Australia, Asia and the Far East.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED OCTOBER 31, 2005

	1 Year	3 Year	5 Year	10 Year
Tocqueville International Value Fund—Net Asset Value	23.29%	30.57%	13.83%	6.08%
Tocqueville International Value Fund—Load*	23.29%	30.57%	13.83%	5.65%
Morgan Stanley EAFE Index	18.59%	21.74%	3.42%	6.15%
* Effective February 1, 2000, the Fund eliminated its sales load.

Annual Report  7

The Tocqueville Gold Fund

Dear Fellow Shareholder,
    During fiscal year 2005 (ending October 31, 2005) the Tocqueville Gold Fund gained 6.21% vs. 4.19% for the benchmark XAU (Philadelphia Exchange Index of Gold and Silver Stocks), and 8.72% for the S&P 500 Index.

Gold bullion resumed its upward trend in August after consolidating its strong run to 17 year highs late last year. While you probably won’t read about it in the Wall Street Journal or Investors Business Daily, it should be noted that gold has outperformed financial assets by a wide margin over the past six years, rising 55.48% compared to a decline of 2.81% for the S&P 500 Index and an increase of 43.39% for the 10 year bond. The same is true for the last two and three year intervals.

I believe that gold is in a stealth bull market which few have recognized or are willing to talk about. The recent breakout of gold to fresh multi decade highs has been accompanied by investor and media apathy. In my opinion, investor lassitude signifies that further meaningful and long-lived upside lies ahead. I believe a stealthy bull is a healthy bull.

What is the rise in gold discounting and more importantly, what does it signify? The least controversial answer, I believe, would be that increasing prosperity in China, India and other emerging economies simply increases buying power in those cultures with a historical affinity for the metal. While this is true to some extent, I believe it is an incomplete explanation of gold’s rise. Another possible explanation is that money has been flowing into gold as a subset of speculation on hard assets in general.

However, a more complete answer in my view must reflect the notion that a global contraction of credit is well underway. The contraction began with the Nasdaq crash five years ago, and has since advanced slowly but irreversibly. Most investors are not even aware that it is happening. How is it visible? It is seen most easily in the widening of credit spreads, indicating that investors are showing an increasing preference for safety and risk avoidance. It is also exemplified I believe by the unprecedented behavior of 10 year treasury yields. Despite the steady rise in short term interest rates and the rise of headline inflation (now running at 4.7%), the yield curve remains flat.

The latest inflation numbers actually exceed the yield on the 10 year, so that real interest rates are negative going out ten years. If the Federal Reserve (the “Fed”) were really moving toward a more restrictive stance, interest rates should be as much as 300 basis points higher. I believe, however, that this would crush consumer spending, housing prices, and the stock market, outcomes that would be politically untenable. The fig leaf of the Fed’s anti inflationary credibility rests on the notion that negative real interest rates are in any way restrictive. As James Grant succinctly noted (11/4/05): “The comprehensive underpricing of risk in the global fixed-income markets will embitter another generation of trusting savers.” (Grant’s Interest Rate Observer)

The rise in energy prices, I believe, is spreading to other sectors, goods and services. In my opinion, the Fed’s greatest fear is a change in grass roots inflation psychology. At this late stage of the game, I expect the only way to prevent this would be to employ draconian measures which would be politically unacceptable. Thus, the credibility of the Fed’s economic management is beginning to be called into question by the markets: falling stocks, rising gold prices, and a flat yield curve. This all comes at a time when a transition is underway from Alan Greenspan, in whom the markets had great (however, in my view, unjustified) confidence, to an unknown quantity. Confidence remains for the time being, but it is fragile.

I believe the dollar’s strength in the foreign exchange market this year has masked waning confidence. The dollar’s strength can be explained as a counter trend rally in an extended dollar bear market, or as recognition by the market that the Euro’s flaws are as deep, or deeper than the dollar’s. I further believe European politics undermined investor confidence in the euro, leaving gold alone as the best and most trusted currency.

Earlier this year dollar bears held long Euro positions to reflect their views. To a much smaller extent, they held gold for the same reasons. As often happens, a popular view such as dollar bearishness gets overdone, and then it stops working. The dollar rallied 14% against the euro this year, not because the dollar bears were wrong about the dollar, but, I believe, because the euro manifested serious flaws of its own.

As we have been noting for several months now, gold has risen strongly against all currencies. Does gold’s action have any wider significance or is it just speculation on another hard asset category as suggested by Philip Coggan in the Financial Times (Oct. 12, 2005)?

In my opinion, the rise in gold, although possibly abetted by hard asset speculation, more importantly signifies the advancing devaluation of financial assets. This will be manifested by the resumption of a global bear market in equities, bonds, and the U.S. dollar. I believe the downgrading of the dollar will be similar to that of any other junk paper: capital will demand higher returns. Unfortunately, investors and consumers will feel the pain in the form of higher interest rates across the board. Their distress, in my view, will not go unnoticed by gold.

As for gold shares, which represent the principal holdings of the Tocqueville Gold Fund, acquisition activity is heating up. On October 31, 2005 Barrick Gold launched a hostile offer for Placer Dome. The resulting company would produce 10 million ounces annually, more than 10% of global production, and would surpass Newmont as the leading producer. Earlier this year, Goldcorp and Wheaton River merged, creating another major entity producing gold in the Western Hemisphere. In October, one of our largest exploration positions, Guinor Gold, was taken out for cash by Crew Gold, an aggressive small cap producer. In September, St. Jude Resources, a junior in Ghana, received a bid from Golden Star, a mid tier producer. I believe that these transactions represent the beginning of a takeover wave for the smaller companies.

As the big get bigger, I believe these companies will find it much more difficult to replace the ounces they mine every year. Part of the merger process leads to economizing on exploration, in order to achieve cost savings to placate shareholders. This will make the large companies increasingly dependent on the efforts of small cap junior exploration companies, which are an important component of our portfolio. I believe that as the gold price rises, so will the shares of the major gold producers, thereby increasing their buying power (and bullishness) to acquire the juniors. In a favorable climate for gold, I believe that this will be beneficial to the small cap sector of stocks.

In the near term, small cap exploration stocks have generally underperformed their larger cap cousins. We have substantial exposure in many of these smaller cap names in the gold sector, but I expect their underperformance to change over the coming months as consolidation continues and investors begin to look for potential acquisition targets.

With best wishes,

John C. Hathaway
Portfolio Manager

8  October 31, 2005

The Tocqueville Gold Fund

This chart assumes an initial gross investment of $10,000 made on 6/29/98 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

In 2003, the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED OCTOBER 31, 2005

				Since inception
	1 Year	3 Year	5 Year	6/29/1998
Tocqueville Gold Fund—Net Asset Value	6.21%	24.32%	31.44%	20.60%
Tocqueville Gold Fund—Load*	6.21%	24.32%	31.44%	19.91%
Philadelphia Stock Exchange Gold and Silver Index	4.19%	20.33%	21.14%	7.19%
Standard & Poor’s 500 Stock Index	8.72%	12.85%	31.74%	2.39%
* Effective February 1, 2000, the Fund eliminated its sales load.

Annual Report  9

The Tocqueville Genesis Fund

Dear Fellow Shareholder,

For the period of operations for The Tocqueville Genesis Fund, during the twelve months ending October 31, 2005, the total return was 5.43%.

In recent weeks, we have seen the typical seasonal weakness in the markets as economic fears and tensions increase. High crude costs and concerns over inflation are driving deeper fears of a weak holiday shopping season. While we feel these fears are misplaced and the data should prove so shortly, the seasonal weakness is timely for our portfolio adjustments anticipated for 2006. It has also proven beneficial for the additional cash levels we were maintaining in the portfolio.

As somewhat anticipated in your last Annual Letter to Shareholders, market action during 2005 has been frustrating and has tested the patience of all investors. Neither side of the market, bullish or bearish, has been able to gain much traction without some new concern cropping up, the latest being the devastating hurricanes in the Gulf region of the country.

Clearly, those natural disasters have combined to delay what we anticipated would be a strengthening picture as we moved later into 2005. Now, as we peer into the last quarter of 2005 and into 2006 plans, we see that the data, post storms, are coming in much better than expected. While delayed, this suggests that the surprises to the upside are still possible as we enter 2006. Our work implies that while many have been focused on immediate concerns over the storm’s impact, the long-term effect may actually be stimulating to the economy.

We anticipate that the lows for the year may be settling in as this letter is written with many of the favorite sectors of the year suffering through severe selling pressure over the last six to eight weeks. The two sectors seeing the heaviest pressure appear to be the energy and housing sectors of the market. We feel that the interest rate posture of the Federal Reserve will continue to pressure the housing sector of the market and therefore anticipate little real value being created soon in that sector. However, we are watching the energy sector carefully during this selling spree as we do anticipate there will be some value created in associated sub-sectors. We feel this value will be driven by continuing global demand that should keep prices relatively higher than historical norms but not as high as we have recently seen.

Given the increasing number of issues that appear to be putting the growth potential of our economy in jeopardy, we again feel that current fears will turn out to be wasted emotions. The crowd viewpoint today is that rising rates, high crude costs, heavy debt burdens and slowing earnings growth will produce a recessionary effect next year. Our work does not suggest this to be the case. Quite the contrary, given sentiment readings and investor flows within the marketplace, we anticipate that the storms did little but delay the ultimate surprises in this economy—and the market. We feel the economy is stronger than understood and that the growth potential, post storms, will be greater than anticipated. This viewpoint suggests that the current selling in the marketplace should turn out to be an opportunistic window for building positions with an eye on the long-term horizon.

The now record-long narrow trade range in the marketplace, with little change in either direction for the year-to-date, has kept us carrying a relatively high number of positions in the portfolio. While delayed by natural events, our work still suggests that market conditions are likely to provide a few more bouts of weakness as the data builds for a better than anticipated 2006. Given that we expect the clouds on the horizon to begin to clear, once the end to this interest rate cycle can be anticipated, we will use the next quarter to thin down the number of positions and build depth in the sectors that are showing higher relative strength and better performance on the fundamental corporate level.

Current market conditions show the negative bias toward technology continues—even as the price action within the sector has shown marked improvement. We feel this will continue to fool the crowd as corporate spending in the sector is set to reach new record highs over the next three to four quarters. Downgrades in the sub-sectors continue to be posted on even minor rallies. This sets the stage for continued surprises to the upside with such muted expectations. As such, we feel the long-term investor will continue to find opportunity for 2006 and beyond.

As 2005 began, the news and sentiment against the U.S. dollar was suffocating. At the time, our work suggested it had become far too negative and that the marketplace had bet on the wrong horse—the Euro. Since the start of the year, these two markets have gone in opposite directions—down for the Euro and up for the dollar. While our work suggests that the speculative nature of markets may very well bring about some near-term weakness in the dollar after such a substantial rally, we feel the long-term picture will continue to surprise the crowd to the upside. Even with all of its apparent risks, we believe the U.S. economy still provides the most stable point of investment when viewed from a global perspective.

As we plan for activity in 2006, we understand the frustration many investors may be feeling after a year like the one we have seen. It is always a struggle when markets are not moving and appear to be taking away opportunity, testing the patience of all concerned. A study of history suggests that these periods are not new and have more often than not, been a sign of opportunity. However frustrating it has been in the last 12 months for those awaiting a breakout of this trade range, we continue to feel that our choice to take a slow path toward full investment in the fund has helped us to sidestep major portions of the continued choppy environment and has allowed us to take advantage of emotional selling reactions in sectors we feel offer value for the long-term.

As always, I thank you for the opportunity to serve your investment needs and work prudently to meet your goals. I remain confident that while the path before us will undoubtedly still have a few bumps, I believe that the current fearful environment will again prove to be exaggerated. As this becomes evident, the steps we take to build on position adjustments in the Fund will help us prepare for that improvement.

Respectfully,

Michael Williams
Portfolio Manager

10  October 31, 2005

The Tocqueville Genesis Fund

This chart assumes an initial gross investment of $10,000 made on 10/08/03 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more of less than their original cost.

The Dow Jones Wilshire 5000 (Full Cap) Index is an unmanaged index representing over 5,000 companies that are traded on various U.S. securities exchanges.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR PERIODS ENDED OCTOBER 31, 2005

		Since inception
	1 Year	10/8/2003
Tocqueville Genesis Fund—Net Asset Value	5.43%	3.19%
Tocqueville Genesis Fund—Load	0.19%	0.64%
Dow Jones Wilshire 5000 Index	10.77%	11.04%

Annual Report  11

Legend Related to Shareholder Letters

Past performance does not guarantee future results. The investment returns and principal value will fluctuate and the investor’s share, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of each Fund before investing. The Prospectus contains this and other information about The Tocqueville Trust and you should read it carefully before investing.

Each Fund’s holdings are also subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any mentioned security. The securities mentioned in the articles are not representative of each Fund’s entire portfolio.

There are special risks associated with investing in small cap and mid cap stocks, including: small and mid cap companies rely on limited product lines, financial resources and business activities that may make them more susceptible than larger companies to setbacks or downturns; and small and mid cap companies are less liquid and more thinly traded which make them more volatile than stocks or larger companies.

There are special risks associated with investing in foreign securities, including: the value of foreign currencies may decline relative to the US dollar; a foreign government may expropriate a Fund’s assets; and political, social or economic instability in a foreign country in which a Fund invests may cause the value of the Fund’s investments to decline.

The Tocqueville Gold Fund is subject to special risks associated with investing in gold and other precious metals, including: the price of gold/precious metals may be subject to wide fluctuations; the market for gold/precious metals is relatively limited; the sources of gold/precious metals are concentrated in countries that have the potential for instability; and the market for gold/precious metals is unregulated. In addition, there are special risks associated with investing in foreign securities, including: the value of foreign currencies may decline relative to the US dollar; a foreign government may expropriate the Fund’s assets; and political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund’s investments to decline.

The Tocqueville Genesis Fund has a sales charge (load) that is a percentage of the purchase, and that is levied at the time of purchase; such percentage varies with the amount of purchase in accordance with breakpoints. Please see the prospectus for information regarding the breakpoints and letters of intent that may affect the fees charged.

This commentary is not an advertisement or solicitation to subscribe to The Tocqueville Trust, which may only be made by Prospectus. This material must be preceded or accompanied by the Trust’s Prospectus.

The Tocqueville Trust Mutual Funds are distributed by Lepercq, de Neuflize/Tocqueville Securities L.P.

12  October 31, 2005

Expense Example—October 31, 2005

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2005-October 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  13

Expense Example Tables

The Tocqueville Fund

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005 -
	May 1, 2005	October 31, 2005	October 31, 2005
Actual	$1,000.00	$1,070.53	$7.10
Hypothetical (5% return before expenses)	1,000.00	1,018.35	6.92
* Expenses are equal to the Fund’s annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

The Tocqueville Small Cap Value Fund
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005 -
	May 1, 2005	October 31, 2005	October 31, 2005
Actual	$1,000.00	$1,148.20	$7.69
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.22
* Expenses are equal to the Fund’s annualized expense ratio of 1.42%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

The Tocqueville International Value Fund
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005 -
	May 1, 2005	October 31, 2005	October 31, 2005
Actual	$1,000.00	$1,128.96	$8.96
Hypothetical (5% return before expenses)	1,000.00	1,016.79	8.49
* Expenses are equal to the Fund’s annualized expense ratio of 1.67%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

The Tocqueville Gold Fund
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005 -
	May 1, 2005	October 31, 2005	October 31, 2005
Actual	$1,000.00	$1,200.07	$8.93
Hypothetical (5% return before expenses)	1,000.00	1,017.09	8.19
* Expenses are equal to the Fund’s annualized expense ratio of 1.61%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

The Tocqueville Genesis Fund
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005 -
	May 1, 2005	October 31, 2005	October 31, 2005
Actual	$1,000.00	$1,050.00	$10.08
Hypothetical (5% return before expenses)	1,000.00	1,015.38	9.91
* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

14  October 31, 2005

The Tocqueville Fund
Financial Highlights

		Years Ended October 31,
Per share operating performance	2005	2004	2003	2002	2001
(For a share outstanding throughout the year)
Net asset value, beginning of year	$20.43	$17.99	$13.42	$ 14.99	$18.77

Operations:
Net investment income (loss)	0.15	0.05	0.02	(0.01)	0.05
Net realized and unrealized gain (loss)	2.53	2.41	4.55	(1.28)	(1.83)
Total from investment operations (1)	2.68	2.46	4.57	(1.29)	(1.78)
Dividends and distributions to shareholders:
Dividends from net investment income	(0.12)	(0.02)	—	(0.01)	(0.07)
Distributions from net realized gains	(0.82)	—	—	(0.27)	(1.93)
Total dividends and distributions	(0.94)	(0.02)	—	(0.28)	(2.00)
Change in net asset value for the year	1.74	2.44	4.57	(1.57)	(3.78)
Net asset value, end of year	$22.17	$20.43	$17.99	$ 13.42	$14.99
Total return	13.4%	13.7%	34.1%	(8.9)%	(10.8)%
Ratios/supplemental data	$175,791	$145,435	$149,497	$70,134	$51,089
Net assets, end of year (000)
Ratio to average net assets:
Expenses (2)	1.34%	1.34%	1.40%	1.40%	1.40%
Net investment income (loss) (2)	0.68%	0.25%	0.17%	(0.06)%	0.28%
Portfolio turnover rate	45%	40%	32%	62%	50%

(1) Total from investment operations per share includes redemption fees of $0.003, $0.001 and $0.000 per share for the years ended
October 31, 2005, 2004 and 2003, respectively.
(2) Net of fees waived amounting to 0.07%, 0.01%, and 0.06% of average net assets for the years ended October 31, 2003, 2002 and
2001, respectively.

Annual Report  15

The Tocqueville Small Cap Value Fund
Financial Highlights

		Years Ended October 31,
Per share operating performance
(For a share outstanding throughout the year)	2005	2004	2003	2002	2001

Net asset value, beginning of year	$ 16.11	$18.83	$12.18	$15.09	$17.51
Operations:
Net investment income (loss)	(0.13)	(0.11)	(0.08)	(0.08)	(0.10)
Net realized and unrealized gain (loss)	1.26	0.21	6.73	(1.45)	1.00
Total from investment operations (1)	1.13	0.10	6.65	(1.53)	0.90
Distributions to shareholders:
Distributions from net realized gains	(0.66)	(2.82)	—	(1.38)	(3.32)
Total distributions	(0.66)	(2.82)	—	(1.38)	(3.32)
Change in net asset value for the year	0.47	(2.72)	6.65	(2.91)	(2.42)
Net asset value, end of year	$ 16.58	$16.11	$18.83	$12.18	$15.09
Total return	6.8%	(1.0)%	54.6%	(11.7)%	6.3%
Ratios/supplemental data
Net assets, end of year (000)	$57,576	$75,005	$73,518	$50,879	$40,262
Ratio to average net assets:
Expenses	1.39%	1.41%	1.36%	1.44%	1.52%
Net investment loss	(0.67)%	(0.61)%	(0.48)%	(0.62)%	(0.69)%
Portfolio turnover rate	30%	19%	65%	25%	47%

(1) Total from investment operations per share includes redemption fees of $0.006, $0.02 and $0.03 per share for the years ended
October 31, 2005, 2004 and 2003 respectively.

16  October 31, 2005

The Tocqueville International Value Fund
Financial Highlights

		Years Ended October 31,

Per share operating performance	2005	2004	2003	2002	2001
(For a share outstanding throughout the year)
Net asset value, beginning of year	$13.10	$10.90	$7.27	$7.24	$8.50
Operations:
Net investment income (loss)	0.04	0.09	0.06	0.01	0.10
Net realized and unrealized gain (loss)	3.00	2.15	3.58	0.02	(1.33)
Total from investment operations (1)	3.04	2.24	3.64	0.03	(1.23)
Dividends to shareholders:
Dividends from net investment income	(0.08)	(0.04)	(0.01)	—	(0.03)
Total dividends	(0.08)	(0.04)	(0.01)	—	(0.03)
Change in net asset value for the year	2.96	2.20	3.63	0.03	(1.26)
Net asset value, end of year	$16.06	$13.10	$10.90	$7.27	$7.24
Total return	23.3%	20.6%	50.1%	0.4%	(14.5)%
Ratios/supplemental data
Net assets, end of year (000)	$215,711	$196,424	$129,875	$78,951	$67,211
Ratio to average net assets:
Expenses	1.66%	1.71%	1.77%	1.73%	1.77%
Net investment income	0.29%	0.85%	0.72%	0.16%	1.17%
Portfolio turnover rate	35%	43%	55%	61%	54%

(1) Total from investment operations per share includes redemption fees of $0.003, $0.01, $0.005 and $0.03 per share for the years ended October 31, 2005, 2004, 2003 and 2002, respectively.

Annual Report  17

The Tocqueville Gold Fund
Financial Highlights

		Years Ended October 31,
Per share operating performance
(For a share outstanding throughout the year)	2005	2004	2003	2002	2001

Net asset value, beginning of year	$34.84	$34.71	$20.49	$13.10	$10.03
Operations:
Net investment income (loss)	(0.33)	(0.33)	(0.14)	(0.08)	0.01
Net realized and unrealized gain (loss) (1)	2.36	1.04	15.41	7.53	3.07
Total from investment operations (2)	2.03	0.71	15.27	7.45	3.08
Dividends and distributions to shareholders:
Dividends from net investment income	—	(0.03)	—	—	(0.01)
Distributions from net realized gains	(1.36)	(0.55)	(1.05)	(0.06)	—
Total dividends and distributions	(1.36)	(0.58)	(1.05)	(0.06)	(0.01)
Change in net asset value for the year	0.67	0.13	14.22	7.39	3.07
Net asset value, end of year	$35.51	$34.84	$34.71	$20.49	$13.10
Total return	6.2%	2.0%	77.3%	57.2%	30.8%
Ratios/supplemental data
Net assets, end of year (000)	$538,492	$539,190	$433,554	$137,210	$25,057
Ratios to average net assets:
Expenses (3)	1.59%	1.58%	1.68%	1.68%	1.94%
Net investment income (loss) (3)	(0.97)%	(1.11)%	(0.77)%	(0.61)%	0.09%
Portfolio turnover rate	27%	24%	40%	72%	58%

(1) As described in Note 4 to the financial statements, during the year ended October 31, 2004, the Fund incurred certain losses as a result of a pricing error. The Investment Adviser reimbursed the Fund for the amount of the loss which had a per share impact of
$0.004.
(2) Total from investment operations per share includes redemption fees of $0.02, $0.09, $0.05 and $0.09 per share for the years ended October 31, 2005, 2004, 2003 and 2002, respectively.
(3) Net of fees waived amounting to 0.19% of average net assets for the year ended October 31, 2001.

18  October 31, 2005

The Tocqueville Genesis Fund
Financial Highlights

			Period from
Per share operating performance	Year Ended	Year Ended	October 8, 2003 (1)
(For a share outstanding throughout the period)	October 31, 2005	October 31, 2004	to October 31, 2003
Net asset value, beginning of period	$ 10.12	$9.96	$10.00
Operations:
Net investment loss	(0.08)	(0.09)	—
Net realized and unrealized gain (loss)	0.63	0.25	(0.04)
Total from investment operations (2)	0.55	0.16	(0.04)
Dividends and distributions to shareholders:
Dividends from net investment income	—	—	—
Distributions from net realized gains	—	—	—
Total dividends and distributions	—	—	—
Change in net asset value for the period	0.55	0.16	(0.04)
Net asset value, end of period	$ 10.67	$10.12	$9.96
Total return (3)	5.4%	1.6%	(0.4)%(4)
Ratios/supplemental data
Net assets, end of period (000)	$22,617	$28,964	$19,610
Ratios to average net assets:
Expenses (5)	1.95%	1.95%	1.95%(6)
Net investment loss (5)	(0.62)%	(0.86)%	(1.03)%(6)
Portfolio turnover rate	235%	270%	1%(4)

(1) Commencement of operations.
(2) Total from investment operations per share includes redemption fees of $0.001, $0.002 and $0.00 per share for the years ended
October 31, 2005, 2004 and 2003, respectively.
(3) The total return calculation does not reflect the maximum sales charge of 5.00%.
(4) Not annualized.
(5) Net of fees waived amounting to 0.14%, 0.33% and 1.39% of average net assets for the years ended October 31, 2005, 2004 and
2003, respectively.
(6) Annualized.

Annual Report  19

The Tocqueville Fund
Schedule of Investments as of October 31, 2005

Common Stocks—93.8%	Shares	Value	Common Stocks (continued)	Shares	Value
Aerospace & Defense—1.8%			Energy Equipment & Services—3.5%
Boeing Co.	50,000	$3,232,000	GlobalSantaFe Corp.	75,000	$3,341,250
		3,232,000	Schlumberger Ltd.	30,000	2,723,100
Capital Markets—1.8%					6,064,350
The Bank of New York Co., Inc.	100,000	3,129,000	Food & Staples Retailing—2.7%
		3,129,000	Wal-Mart Stores, Inc.	100,000	4,731,000
Chemicals—3.9%					4,731,000
EI Du Pont de Nemours & Co.	125,000	5,211,250	Food Products—2.2%
Olin Corp.	50,000	894,000	Nutreco Holding NV (b)	50,268	2,021,781
W.R. Grace & Co. (a)	100,000	752,000	Sara Lee Corp.	100,000	1,785,000
		6,857,250			3,806,781
Commercial Banks—3.6%			Gaming—1.7%
Mitsubishi Tokyo Financial Group,			Scientific Games Corp.—Class A (a)	100,000	2,996,000
Inc. ADR (b)	500,000	6,345,000			2,996,000
		6,345,000	Health Care Equipment & Supplies—5.9%
Commercial Services & Supplies—3.6%			Health Care Select Sector SPDR
Avery Dennison Corp.	30,000	1,699,500	Fund	275,000	8,368,250
DeVry, Inc. (a)	75,000	1,695,000	Thoratec Corp. (a)	100,000	1,978,000
Steelcase, Inc.	200,000	2,864,000			10,346,250
		6,258,500	Industrial Conglomerates—1.0%
Communications Equipment—5.1%			General Electric Company	50,000	1,695,500
Cisco Systems, Inc. (a)	203,200	3,545,840			1,695,500
Nokia Oyj ADR (b)	150,000	2,523,000
			Insurance—8.3%
Tellabs, Inc. (a)	300,000	2,868,000
			The Allstate Corp.	50,000	2,639,500
		8,936,840	American International Group, Inc.	75,000	4,860,000
Computers & Peripherals—1.4%			Conseco, Inc. (a)	170,000	3,451,000
International Business Machines Corp.	30,000	2,456,400	IPC Holdings Ltd. (b)	75,000	1,974,750
		2,456,400	Zenith National Insurance Corp.	37,500	1,688,250
Construction Materials—1.5%					14,613,500
Cemex S.A. de C.V. ADR (b)	50,000	2,603,500	Internet Software & Services—1.0%
		2,603,500	webMethods, Inc. (a)	250,000	1,740,000
Containers & Packaging—1.2%					1,740,000
Sonoco Products Co.	75,000	2,122,500	Leisure Equipment & Products—0.8%
		2,122,500	Mattel, Inc.	100,000	1,475,000
Electric Utilities—4.7%					1,475,000
FPL Group, Inc.	60,000	2,583,600	Machinery—3.3%
Korea Electric Power Corp. ADR (b)	100,000	1,633,000	Deere & Co.	10,000	606,800
TXU Corp.	40,000	4,030,000	Manitowoc Co.	50,000	2,660,500
		8,246,600	Parker Hannifin Corp.	40,000	2,507,200
Electrical Appliances, Television & Radio Sets—1.4%					5,774,500
Samsung Electronics Co., Ltd. GDR (b)	9,300	2,467,602	Media—2.8%
		2,467,602	Clear Channel Communications, Inc.	50,000	1,521,000
			Dow Jones & Co., Inc.	100,000	3,391,000
Electronic Equipment & Instruments—0.9%
Symbol Technologies, Inc.	200,000	1,660,000			4,912,000
		1,660,000

See Notes to the Financial Statements.

20  October 31, 2005

The Tocqueville Fund
Schedule of Investments as of October 31, 2005

Common Stocks (continued)	Shares	Value		Principal
			U.S. Government Bonds—2.2%	Amount	Value
Metals & Mining—13.2%
Alcoa, Inc.	150,000	$3,643,500	Freddie Mac, 3.90%, 8/27/2009 (d)	$2,000,000	$1,973,384
Cleveland-Cliffs, Inc.	30,000	2,446,200	Freddie Mac, 3.70%, 8/25/2009 (d)	2,000,000	1,969,554
Inco Ltd. (b)	100,000	4,022,000	Total U.S. Government Bonds
Newmont Mining Corp.	125,000	5,325,000	(Cost $4,033,132)		3,942,938
Phelps Dodge Corp.	30,000	3,614,100
			Convertible Bond—0.2%
Teck Cominco Ltd. (b)	100,000	4,219,000
			Bio-key International
		23,269,800	11.00%, due 9/29/2007 (e)	390,625	390,625
Oil & Gas—4.7%					390,625
Devon Energy Corp.	60,000	3,622,800
			Total Convertible Bond (Cost $390,625)		390,625
Murphy Oil Corp.	100,000	4,685,000
			Short-Term Investments—4.7%
		8,307,800	Repurchase Agreement—2.1%
Paper & Forest Products—3.5%			Repurchase Agreement with
International Paper Company	100,000	2,918,000	U.S. Bank, N.A., 3.50%,
Weyerhaeuser Co.	50,000	3,167,000	dated 10/31/05, due 11/1/05,
			collateralized by a Freddie Mac
		6,085,000
			15-Year Fixed (Pool #5592)
Prepackaged Software—0.8%
			valued at $3,801,029.
Bio-key International,			Repurchase proceeds of
Inc. (a)(c)(e)(f)	47,090	—	$3,735,363 (Cost $3,735,000)	3,735,000	3,735,000
Indus International, Inc. (a)	500,000	1,447,000
			U.S. Treasury Bills—2.6%
		1,447,000	3.79%, due 2/09/2006	2,500,000	2,473,473
Semiconductor & Semiconductor Equipment—3.1%			3.90%, due 2/23/2006	2,000,000	1,975,576
Applied Materials, Inc.	50,000	819,000	(Cost $4,450,237)		4,449,049
Intel Corp.	125,000	2,937,500
			Total Short-Term Investments
Ultratech, Inc. (a)	125,000	1,722,500
			(Cost $8,185,237)		8,184,049
		5,479,000
			Total Investments
Software—4.0%			(Cost $139,557,862)—101.4%		178,220,285
Microsoft Corp.	200,000	5,140,000	Liabilities in Excess of Other Assets—(1.4)%		(2,429,028)
Oracle Corp. (a)	150,000	1,902,000
			Total Net Assets—100.0%		$175,791,257
		7,042,000
Water Supply—0.4%
			Percentages are stated as a percent of net assets.
Purecycle Corp. (a)	100,000	642,000
			ADR—American Depository Receipt
		642,000	GDR—Gobal Depository Receipt
Total Common Stocks (Cost $125,988,868)		164,742,673	(a) Non-income producing security.
Preferred Stock—0.5%			(b) Foreign issued security. Foreign concentration was as
Biotechnology—0.5%			follows: Bermuda 1.1%; Canada 4.7%; Finland 1.4%; Japan
Zymequest, Inc. (a)(c)(e)(f)	400,000	960,000	3.6%; Mexico 1.5%; Netherlands 1.2%; South Korea 2.3%.
		960,000	(c) Denotes security is fully or partially restricted as to resale.
Total Preferred Stock (Cost $960,000)		960,000	The aggregate value of restricted securities at October 31,
Warrants—0.0%			2005 was $960,000 which represented 0.5% of net assets.
Bio-key Warrants, $1.35 strike price,			(d) Security is a "step-up" bond where the coupon rate increases
expires 4/14/09 (a)(e)	262,500	—	or steps up at a predetermined rate. Rate shown reflects the
Bio-key Warrants, $1.55 strike price,			original rate.
expires 9/29/09 (a)(e)	111,111	—	(e) Fair valued security; see Note 2a. The aggregate value of
Total Warrants (Cost $0)		—	fair valued securities at October 31, 2005 was $1,350,625
			which represents 0.8% of net assets.
			(f) Security is considered illiquid and may be difficult to sell.

See Notes to the Financial Statements.

Annual Report  21

The Tocqueville Small Cap Value Fund
Schedule of Investments as of October 31, 2005

Common Stocks—96.8%	Shares	Value	Common Stocks (continued)	Shares	Value
Aerospace & Defense—0.9%			Health Care Providers & Services—0.5%
Cubic Corp.	30,000	$492,300	Bioscrip, Inc. (a)	50,000	$300,000
		492,300			300,000
Auto Components—1.0%			Hotels Restaurants & Leisure—1.9%
Cooper Tire & Rubber Co.	40,000	546,400	Bob Evans Farms, Inc.	50,000	1,120,500
		546,400			1,120,500
Beverages—0.8%			Industrial Conglomerates—0.9%
Cott Corp. (a)(b)	30,000	444,300	Tredegar Corp.	40,000	503,600
		444,300			503,600
Chemicals—10.2%			IT Services—6.9%
Arch Chemicals, Inc.	50,000	1,313,500	Ceridian Corp. (a)	60,000	1,314,600
Cambrex Corp.	35,000	667,800	Computer Horizons Corp. (a)	200,000	832,000
Hercules, Inc. (a)	180,200	2,007,428	Convergys Corp. (a)	85,000	1,381,250
A. Schulman, Inc.	65,000	1,326,650	Keane, Inc. (a)	40,000	452,000
Sensient Technologies Corp.	30,000	530,700			3,979,850
		5,846,078	Leisure Equipment & Products—3.4%
Commercial Services & Supplies—2.7%			Leapfrog Enterprises, Inc. (a)	130,000	1,950,000
ABM Industries, Inc.	80,000	1,582,400			1,950,000
		1,582,400	Machinery—7.6%
Communications Equipment—10.6%			Barnes Group, Inc.	10,000	350,000
3Com Corp. (a)	450,000	1,732,500	Federal Signal Corp.	100,000	1,622,000
Powerwave Technologies, Inc. (a)	200,000	2,242,000	Timken Co.	85,000	2,410,600
Westell Technologies, Inc. (a)	450,000	2,115,000			4,382,600
		6,089,500	Media—0.8%
Computers & Peripherals—3.7%			Journal Communications, Inc.	31,250	442,188
UNOVA, Inc. (a)	68,500	2,123,500			442,188
		2,123,500	Pharmaceuticals—8.4%
Electrical Equipment—6.5%			Bentley Pharmaceuticals, Inc. (a)	90,000	1,080,000
Baldor Electric Co.	70,000	1,701,000	Perrigo Co.	115,000	1,537,550
Vicor Corp.	122,200	2,059,070	Schering-Plough Corp.	110,000	2,237,400
		3,760,070			4,854,950
Electronic Equipment & Instruments—4.6%			Software—12.3%
Avnet, Inc. (a)	68,000	1,567,400	Agile Software Corp. (a)	300,000	2,130,000
Plexus Corp. (a)	60,000	1,060,200	Informatica Corp. (a)	226,200	2,691,780
		2,627,600	Intervoice, Inc. (a)	75,000	699,000
			Micromuse, Inc. (a)	220,000	1,577,400
Energy Equipment & Services—7.3%
Global Industries Ltd. (a)	200,000	2,542,000			7,098,180
Input/Output, Inc. (a)	220,000	1,689,600	Total Common Stocks (Cost $45,085,589)		55,714,764
		4,231,600
Food Products—5.8%
Corn Products International, Inc.	20,000	476,200
Del Monte Foods Co. (a)	270,600	2,862,948
		3,339,148

See Notes to the Financial Statements.

22  October 31, 2005

The Tocqueville Small Cap Value Fund
Schedule of Investments as of October 31, 2005

	Principal
Short-Term Investments—3.7%	Amount	Value
Repurchase Agreement—3.7%
Repurchase Agreement with
U.S. Bank, N.A., 3.50%, dated
10/31/05, due 11/1/05,
collateralized by a Freddie Mac
15-Year Fixed (Pool #5592)
valued at $2,183,938.
Repurchase proceeds of
$2,146,209 (Cost $2,146,000)	$2,146,000	$ 2,146,000
Total Short-Term Investments
(Cost $2,146,000)		2,146,000
Total Investments
(Cost $47,231,589)—100.5%		57,860,764
Liabilities in Excess of Other Assets—(0.5)%		(284,634)
Total Net Assets—100.0%		$57,576,130

Percentages are stated as a percent of net assets
(a) Non-income producing security. (b) Foreign issued security. Foreign concentration was as follows: Canada 0.8%.

See Notes to the Financial Statements.

Annual Report  23

The Tocqueville International Value Fund
Schedule of Investments as of October 31, 2005

Common Stocks—82.6%	Shares	Value	Common Stocks (continued)	Shares	Value
Austria—0.7%			Nissin Healthcare Food Service
Andritz AG	16,700	$1,517,072	Co., Ltd.	125,000	$1,816,854
		1,517,072	Omron Corp.	140,000	3,289,236
			Secom Co., Ltd.	122,000	6,047,075
Belgium—1.4%
			Tokyo Broadcasting System, Inc.	150,000	4,252,212
Umicore	30,000	3,002,121
			Tsubakimoto Chain Co.	685,000	3,983,721
		3,002,121
					48,876,399
Canada—0.6%
			Malaysia—1.2%
Alcan, Inc.	40,000	1,267,600
			KLCC Property Holdings Berhad	4,700,000	2,651,921
		1,267,600
					2,651,921
Finland—3.8%
			Mexico—2.0%
Nokia OYJ ADR	250,000	4,205,000
			Cemex S.A. de C.V. ADR	80,516	4,192,468
UPM-Kymmene Oyj	206,700	3,995,723
					4,192,468
		8,200,723
			Netherlands—11.6%
France—4.6%
			Akzo Nobel NV	140,000	6,038,518
Alcan, Inc.	11,208	353,402
			Boskalis Westminster	106,009	5,266,084
Pinguely-Haulotte	147,198	2,660,258
			CSM NV	170,000	4,335,518
Sanofi-Aventis	55,000	4,403,111
			Nutreco Holding NV	116,184	4,672,925
Veolia Environnement	60,000	2,497,334
			Unilever NV ADR	67,000	4,710,770
		9,914,105
					25,023,815
Germany—1.7%
			Singapore—2.3%
Jenoptik AG (a)	423,433	3,740,009
			CIH Ltd.	3,087,792	4,338,868
		3,740,009	GP Batteries International Ltd.	511,000	534,005
Greece—1.4%					4,872,873
Titan Cement Co. SA	90,000	3,076,186
			South Korea—9.0%
		3,076,186	Daekyo Co., Ltd.	5,370	401,207
Hong Kong—0.8%			Doosan (a)	250,890	4,421,816
Gold Peak Industries Holding Ltd.	10,382,000	1,660,670	Kook Soon Dang Brewery Co.,
			Ltd.	270,000	4,008,621
		1,660,670
			Korea Electric Power Corp. ADR	110,000	1,796,300
Indonesia—0.9%
			Pulmuone Co., Ltd.	20,000	711,686
Tempo Scan Pacific Tbk PT	3,438,000	1,901,981
			Samsung Electronics Co., Ltd.	10,000	4,070,881
		1,901,981	Samsung SDI Co., Ltd.	40,000	3,927,203
Italy—5.0%					19,337,714
Benetton Group S.p.A.	405,000	4,302,831
			Switzerland—4.0%
Interpump SpA	648,300	4,257,720
			Ciba Specialty Chemicals AG	70,800	4,066,188
Sogefi SpA	409,500	2,316,415
			Lonza Group AG	80,000	4,610,075
		10,876,966
					8,676,263
Japan—22.7%
			Taiwan—1.7%
Aderans Company Ltd.	173,000	4,606,993
			Merrill Taiwan Secom Co., Ltd. (a)	2,500,000	3,713,500
Amano Corp.	300,000	4,922,258
					3,713,500
Dai Nippon Printing Co. Ltd.	190,000	3,099,476
Fuji Photo Film Co., Ltd.	120,000	3,783,180	United Kingdom—5.1%
Matsushita Electric Industrial Co.			Bodycote International	1,471,250	5,898,333
Ltd. ADR	200,000	3,680,000	GlaxoSmithKline Plc ADR	97,100	5,048,229
Mitsubishi Tokyo Financial					10,946,562
Group, Inc. ADR	407,000	5,164,830
Nintendo Co., Ltd.	38,000	4,230,564

See Notes to the Financial Statements.

24  October 31, 2005

The Tocqueville International Value Fund
Schedule of Investments as of October 31, 2005

Common Stocks (continued)	Shares	Value
United States—2.1%
Freeport-McMoRan Copper &
Gold, Inc.	93,200	$4,605,944
		4,605,944
Total Common Stocks
(Cost $135,413,250)		178,054,892
	Principal
Short-Term Investments—9.9%	Amount
Variable Rate Demand Notes—9.9%
JP Morgan Chase Demand
Deposits, 2.00%	$6,871,235	6,871,235
JP Morgan Prime Agency, 3.68%	7,269,493	7,269,493
JP Morgan Liquid Assets, 3.70%	7,269,736	7,269,736
Total Short-Term Investments
(Cost $21,410,464)		21,410,464
Total Investments
(Cost $156,823,714)—92.5%		199,465,356
Other Assets in Excess of Liabilities—7.5%		16,245,544
Total Net Assets—100.0%		$215,710,900

Percentages are stated as a percent of net assets.
ADR—American Depository Receipt
(a) Non-income producing security.

See Notes to the Financial Statements.

Annual Report  25

The Tocqueville Gold Fund
Schedule of Investments as of October 31, 2005

Common Stocks—81.1%	Shares	Value	Common Stocks (continued)	Shares	Value
Gold & Gold Related—70.4%			St. Jude Resources Ltd. (a)(b)	1,500,000	$2,565,405
Agnico-Eagle Mines Ltd. (b)	449,000	$6,133,340	Strongbow Exploration,
Anatolia Minerals Development (a)	350,000	545,254	Inc. (a)(b)	1,800,000	350,521
Apollo Gold Corp. (a)(b)	990,000	176,022	Sunridge Gold Corp. (a)(b)	500,000	406,401
Aquiline Resources, Inc. (a)(b)	1,333,333	2,099,737	Tanami Gold NL (a)(b)	7,500,072	869,265
Aurizon Mines Ltd. (a)(b)	600,000	695,961	Troy Resources NL (b)	1,463,000	2,953,677
Banro Corp. (a)(b)	631,400	4,543,984	Wolfden Resources, Inc. (a)(b)	1,325,000	2,658,750
Barrick Gold Corp. (b)	200,000	5,050,000	Yamana Gold, Inc. (a)(b)	3,541,532	13,193,414
Centerra Gold, Inc. (a)(b)	379,300	7,273,851	Zijin Mining Group Co., Ltd. (b)	20,000,000	6,320,868
Chesapeake Gold Corp. (a)(b)	339,000	1,383,439			379,266,157
Cia de Minas Buenaventura SA
			Precious Metals & Related—10.7%
ADR (b)	645,800	16,642,266
			Aber Diamond Corp. (b)	100,000	3,105,200
Crystallex International
			African Platimum Plc (a)(b)	15,000,000	5,310,016
Corp. (a)(b)	2,910,600	3,871,098
			Apex Silver Mines Ltd. (a)(b)	817,800	12,528,696
Dominion Mining Ltd. (a)(b)	1,428,571	694,337
			Cameco Corp. (b)	347,500	16,610,500
Eldorado Gold Corp. (a)(b)	1,290,000	3,942,850
			Impala Platinum Holdings
FNX Mining Co, Inc. (a)(b)	300,000	3,771,908
			Ltd. (b)	80,000	8,765,596
Gabriel Resources Ltd. (a)(b)	250,000	497,418
			Impala Platinum Holdings Ltd.
Gammon Lake Resources,
			ADR (b)	225,000	6,170,490
Inc. (a)(b)	1,699,000	13,205,334
			Ivanhoe Nickel & Platinum
Glamis Gold Ltd. (a)(b)	410,000	8,700,200
			Ltd. (a)(b)(c)(d)(e)	83,333	249,999
Gold Fields Ltd. ADR (b)	2,380,500	31,422,600
			Mvelaphanda Resources
Gold Fields Ltd. (b)	166,249	2,237,800
			Ltd. (a)(b)	350,000	991,280
Goldcorp, Inc. (b)	1,932,850	38,579,686
			Peru Copper, Inc. (a)(b)	910,000	1,510,118
Golden Star Resources Ltd. (a)	800,000	1,992,000
			Sabina Silver Corp. (a)(b)	900,000	472,441
Harmony Gold Mining Co.,
			Stornoway Diamond Corp. (a)(b)	1,950,000	1,419,863
Ltd. (b)	106,667	1,132,100
			Trade Winds Ventures, Inc. (a)(b)	1,100,000	502,921
Harmony Gold Mining Co., Ltd.
ADR (b)	1,432,300	14,967,535			57,637,120
Iamgold Corp. (b)	2,730,000	18,837,948	Total Common Stocks
Ivanhoe Mines Ltd. (a)(b)	4,001,000	30,013,428	(Cost $315,814,306)		436,903,277
Kingsgate Consolidated Ltd. (b)	1,007,202	3,087,845
			Gold & Silver Bullion—9.4%	Ounces
Kinross Gold Corp. (a)	990,000	6,910,200
			Gold Bullion (a)	77,000	35,997,500
Lihir Gold Ltd. (a)(b)	3,500,000	4,579,953
			Silver Bullion (a)	1,900,000	14,383,000
Meridian Gold, Inc. (a)(b)	650,531	12,214,071
Miramar Mining Corp. (a)(b)	3,556,306	4,480,946	Total Gold & Silver Bullion
Nevsun Resources Ltd. (a)(b)	2,429,250	3,661,049	(Cost $44,201,950)		50,380,500
Newcrest Mining Ltd. (b)	1,004,240	13,666,709	Warrants—0.4%	Shares
Newmont Mining Corp.	541,800	23,080,680
			Gold & Gold Related—0.3%
Orezone Resources, Inc. (a)(b)	1,063,700	1,783,190
			Anatolia Mineral Development
Oxiana Ltd. (a)(b)	5,000,000	5,009,908
			Ltd. (a)(d)	175,000	—
Peter Hambro Mining Plc (a)(b)	540,000	7,453,351
			Nevsun Resources Ltd. (a)(b)(d)	202,125	—
Placer Dome, Inc.—ChessUT (b)	70,000	1,131,641
			Northern Orion Res, Inc. (a)(b)	1,005,000	1,080,645
Placer Dome, Inc. (b)	871,645	17,389,318
			Novagold Resources, Inc. (a)(b)	75,000	291,466
Radius Gold, Inc. (a)(b)	1,329,544	686,666
					1,372,111
Randgold Resources Ltd.
ADR (a)(b)	1,449,200	19,738,104	Precious Metals & Related—0.1%
River Gold Mines Ltd. (a)(b)	565,000	454,449	PAN American Silver
Royal Gold, Inc.	100,000	2,302,000	Corp. (a)(b)	61,536	418,889
Sino Gold Ltd. (a)(b)	2,000,000	3,753,692	Peru Copper, Inc. (a)(b)	455,000	96,308
SouthernEra Diamonds, Inc. (a)(b)	375,000	153,988

See Notes to the Financial Statements.

26  October 31, 2005

The Tocqueville Gold Fund
Schedule of Investments as of October 31, 2005

			Exchange Traded Fund—0.7%	Shares	Value
	Shares or
	Principal		Gold and Gold Related—0.7%
Warrants (continued)	Amount	Value
			streetTRACKS Gold Trust (a)	76,500	$3,549,600
Trade Wind Ventures,
Inc. (a)(b)(d)	1,100,000	$—	Total Exchange Traded Fund
			(Cost $3,541,560)		3,549,600
		515,197
			Total Investments
Total Warrants (Cost $86,900)		1,887,308	(Cost $389,937,081)—95.9%		516,667,170
Corporate Bond—0.3%			Other Assets in Excess of Liabilities—4.1%		21,824,481
Gold and Gold Related—0.3%
			Total Net Assets—100.0%		$538,491,651
Crystallex Intl. Corp.,
9.375%, due 12/30/2011 (b)	$4,100,000	1,783,500
Total Corporate Bond			Percentages are stated as a percent of net assets.
(Cost $4,100,000)		1,783,500	ADR—American Depository Receipt
			(a) Non-income producing security.
Convertible Bond—0.5%
Gold and Gold Related—0.5%			(b) Foreign issued security. Foreign concentration was as
Sino Gold Ltd.			follows: Australia 6.1%; Canada 45.4%; China 1.2%; Papau
5.75%, due 3/17/2012	3,000,000	2,970,000	New Guinea 0.9%; Peru 3.1%; South Africa 12.2%; United
Total Convertible Bond			Kingdom 6.0%.
(Cost $3,000,000)		2,970,000	(c) Denotes security is fully or partially restricted to resale. The
			aggregate value of restricted securities at October 31, 2005
Short-Term Investments—3.5%
Repurchase Agreement—0.8%			was $249,999 which represented 0.05% of net assets.
Repurchase Agreement with U.S.			(d) Fair valued security. The aggregate value of fair valued
Bank, N.A., 3.50%, dated			securities at October 31, 2005 was $249,999 which
10/31/05, due 11/1/05,			represented 0.05% of net assets.
collateralized by a Freddie Mac			(e) Security is considered illiquid and may be difficult to sell.
15-Year Fixed (Pool #5592)
valued at $4,503,227.
Repurchase proceeds of
$4,425,430 (Cost $4,425,000)	4,425,000	4,425,000
U.S. Treasury Bills—2.7%
3.900%, due 2/23/2006	5,000,000	4,938,940
3.175%, due 3/23/2006	5,000,000	4,923,360
4.015%, due 4/20/2006	5,000,000	4,905,685
(Cost $14,767,365)		14,767,985
Total Short-Term Investments
(Cost $19,192,365)		19,192,985

See Notes to the Financial Statements.

Annual Report  27

The Tocqueville Genesis Fund
Schedule of Investments as of October 31, 2005

Common Stocks—81.7%	Shares	Value	Common Stocks (continued)	Shares	Value
Aerospace & Defense—0.3%			Construction Materials—0.9%
Esterline Technologies Corp. (a)	2,000	$75,300	Cemex S.A. de C.V. ADR (b)	4,000	$208,280
		75,300			208,280
Air Freight & Logistics—0.6%			Consumer Finance—1.2%
FedEx Corp.	1,500	137,895	MoneyGram International, Inc.	11,000	267,300
		137,895			267,300
Automobiles—0.9%			Diversified Financial Services—0.8%
Tata Motors Ltd. ADR (a)(b)	20,000	212,800	Citigroup, Inc.	4,000	183,120
		212,800			183,120
Biological Products, Except Diagnostic Substances—0.4%			Electric Utilities—0.7%
Neurobiological Technologies, Inc. (a)	25,000	89,750	Korea Electric Power Corp. ADR (b)	10,000	163,300
		89,750			163,300
Chemicals—4.6%			Electrical Equipment—1.2%
Airgas, Inc.	7,000	197,890	General Cable Corp. (a)	3,000	48,750
EI Du Pont de Nemours & Co.	10,000	416,900	Global Power Equipment Group,
Huntsman Corp. (a)	9,000	178,920	Inc. (a)	25,000	156,750
Sigma-Aldrich Corp.	4,000	254,800	The Lamson & Sessions Co. (a)	3,000	58,800
		1,048,510			264,300
			Electronic Equipment & Instruments—3.2%
Commercial Banks—0.8%
			Benchmark Electronics, Inc. (a)	10,000	280,900
Bank of America Corp.	4,000	174,960
			NU Horizons Electronics Corp. (a)	28,000	249,480
		174,960
			Symbol Technologies, Inc.	24,000	199,200
Commercial Physical And Biological Research—0.4%
					729,580
Essex Corp. (a)	5,000	89,850
			Energy Equipment & Services—2.9%
		89,850	Grey Wolf, Inc. (a)	20,000	153,600
Commercial Services & Supplies—1.9%			GulfMark Offshore, Inc. (a)	3,000	85,620
First Advantage Corp. (a)	2,000	52,360	Maverick Tube Corp. (a)	7,000	216,720
Jenoptik AG (a)(b)	43,000	379,801	Pioneer Drilling Co. (a)	8,000	137,040
		432,161	Tesco Corp. (a)(b)	4,000	65,360
					658,340
Communications Equipment—5.2%
Andrew Corp. (a)	18,000	191,160	Food & Staples Retailing—1.5%
Cisco Systems, Inc. (a)	15,000	261,750	Sysco Corp.	5,000	159,550
Nokia OYJ ADR (b)	23,000	386,860	Wal-Mart Stores, Inc.	4,000	189,240
Plantronics, Inc.	5,000	149,250			348,790
QUALCOMM, Inc.	3,000	119,280
			Food Products—5.7%
Zhone Technologies, Inc. (a)	25,400	57,404
			China Green Holdings Ltd. (b)	402,000	92,824
		1,165,704	Chiquita Brands International, Inc.	3,000	82,830
Computers & Peripherals—0.6%			CSM NV (a)(b)	8,000	204,024
Key Tronic Corp. (a)	10,000	42,100	The Hain Celestial Group, Inc. (a)	16,000	309,120
Presstek, Inc. (a)	10,000	102,500	Kook Soon Dang Brewery Co.,
			Ltd. (b)	5,000	74,234
		144,600
			Nutreco Holding NV (a)(b)	10,075	405,217
Construction & Engineering—0.9%			Overhill Farms, Inc. (a)	5,000	19,750
Chicago Bridge & Iron Company N.V.			Sara Lee Corp.	5,000	89,250
ADR (b)	3,000	66,900
					1,277,249
Granite Construction Incorporated	4,000	136,440
		203,340

See Notes to the Financial Statements.

28  October 31, 2005

The Tocqueville Genesis Fund
Schedule of Investments as of October 31, 2005

Common Stocks (continued)	Shares	Value	Common Stocks (continued)	Shares	Value
Games, Toys, And Children’s Vehicles, Except Dolls And			Machinery—4.5%
Bicycles—0.2%			Bodycote International Plc (b)	85,000	$340,770
Gaming Partners International Corp. (a)	4,000	$57,200	Manitowoc Co.	7,000	372,470
		57,200	Parker Hannifin Corp.	5,000	313,400
Health Care Equipment & Supplies—3.0%					1,026,640
Medtronic, Inc.	3,000	169,980	Media—1.8%
Microtek Medical Holdings, Inc. (a)	20,000	69,600	Dow Jones & Co., Inc.	9,000	305,190
Rita Medical Systems, Inc. (a)	15,000	50,100	The Walt Disney Company	4,000	97,480
Thoratec Corp. (a)	20,000	395,600			402,670
		685,280	Metals & Mining—4.1%
Health Care Providers & Services—1.2%			Alcoa, Inc.	9,000	218,610
Coventry Health Care, Inc. (a)	1,000	53,990	Aleris International, Inc. (a)	4,000	103,840
Health Net, Inc. (a)	4,000	187,360	Cleveland-Cliffs, Inc.	4,000	326,160
The Trizetto Group, Inc. (a)	2,000	28,340	Gold Fields Ltd. ADR (b)	15,000	198,000
			Ryerson Tull, Inc.	4,000	80,760
		269,690
					927,370
Hotels Restaurants & Leisure—2.1%
Landry’s Restaurants, Inc.	6,000	165,000	Oil & Gas—0.5%
Nissin Healthcare Food Service Co.,			Statoil ASA ADR (b)	5,000	111,050
Ltd. (b)	10,000	145,349			111,050
Pinnacle Entertainment, Inc. (a)	3,000	56,850
			Paper & Forest Products—1.8%
Ruth’s Chris Steak House, Inc. (a)	6,000	107,160
			International Paper Co.	14,000	408,520
		474,359
					408,520
Household Durables—0.7%
			Pharmaceuticals—2.2%
Jarden Corp. (a)	5,000	168,950
			Johnson & Johnson	4,000	250,480
		168,950	POZEN, Inc. (a)	7,000	68,250
Industrial Conglomerates—1.0%			Sepracor, Inc. (a)	3,000	168,750
3M Co.	3,000	227,940			487,480
		227,940	Prepackaged Software—1.3%
Insurance—3.9%			Indus International, Inc. (a)	100,000	289,400
American International Group, Inc.	6,000	388,800			289,400
Conseco, Inc. (a)	13,000	263,900	Road & Rail—1.6%
Willis Group Holdings Ltd. (b)	6,000	222,840	CSX Corp.	3,000	137,430
		875,540	Kansas City Southern (a)	10,000	221,600
Insurance Agents, Brokers, And Service—0.4%					359,030
Meadowbrook Insurance Group, Inc. (a)	15,000	82,350	Semiconductor & Semiconductor Equipment—5.6%
		82,350	ASM Lithography Holding NV
			ADR (a)(b)	10,000	169,800
Internet Software & Services—1.7%
			Integrated Silicon Solutions, Inc. (a)	20,000	154,400
iPass, Inc. (a)	10,000	55,000
			Kopin Corp. (a)	10,000	56,500
Raindance Communications, Inc. (a)	38,000	76,000
			MEMC Electronic Materials, Inc. (a)	11,500	206,310
webMethods, Inc. (a)	35,000	243,600
			Omnivision Technologies, Inc. (a)	10,000	128,900
		374,600	Semitool, Inc. (a)	20,000	182,200
IT Services—1.0%			Ultratech, Inc. (a)	26,000	358,280
Ciber, Inc. (a)	15,000	95,700			1,256,390
Lionbridge Technologies, Inc. (a)	20,000	135,400
			Semiconductors And Related Devices—0.3%
		231,100	Volterra Semiconductor Corp. (a)	5,000	61,650
					61,650

See Notes to the Financial Statements.

Annual Report  29

The Tocqueville Genesis Fund
Schedule of Investments as of October 31, 2005

Common Stocks (continued)	Shares	Value		Principal
			Short-Term Investments (continued)	Amount	Value
Software—3.9%
Agile Software Corp. (a)	20,000	$142,000	U.S. Treasury Bill—3.3%
Microsoft Corp.	15,000	385,500	3.44%, due 12/01/2005	$750,000	$747,850
Oracle Corp. (a)	20,000	253,600	(Cost $747,850)
Sonic Solutions, Inc. (a)	5,000	95,700
			Total Short-Term Investments (Cost
		876,800
			$1,772,850)		1,772,850
Specialty Retail—1.5%
			Total Investments
The PEP Boys-Manny, Moe &
			(Cost $19,978,855)—93.9%		21,246,352
Jack	11,000	151,800
			Other Assets in Excess of Liabilities—6.1%		1,370,217
Tractor Supply Co. (a)	4,000	194,000
			Total Net Assets—100.0%		$22,616,569
		345,800
Textiles, Apparel & Luxury Goods—1.7%
Benetton Group S.p.A. (b)	25,000	265,607	Percentages are stated as a percent of net assets.
Skechers U.S.A., Inc. (a)	9,000	114,030	ADR—American Depository Receipt
		379,637	(a) Non-income producing security.
			(b) Foreign issued security. Foreign concentration was as
Trading Companies & Distributors—1.0%
			follows: Canada 0.3%; Finland 1.7%; Germany 1.7%;
Hughes Supply, Inc.	7,000	234,150
			China 0.4%; India 0.9%; Italy 1.2%; Japan 0.6%; Mexico
		234,150
			0.9%; Netherlands 3.8%; Norway 0.5%; South Africa 0.9%;
Total Common Stocks (Cost $17,198,071)		18,488,725
			South Korea 1.0%; United Kingdom 2.5%.
U.S. Government Agency	Principal		(c) Security is a “step-up” bond where the coupon rate
Bond—4.4%	Amount
			increases or steps up at a predetermined rate. Rate shown
Freddie Mac, 3.90%, due			reflects the original rate.
8/27/2009 (c)	$1,000,000	984,777
Total U.S. Government Agency
Bond (Cost $1,007,934)		984,777
Short-Term Investments—7.8%
Repurchase Agreement—4.5%
Repurchase Agreement with U.S.
Bank, N.A., 3.50%, dated
10/31/05, due 11/1/05,
collateralized by a Freddie Mac
15-Year Fixed (Pool #5592)
valued at $1,043,120.
Repurchase proceeds of
$1,025,100 (Cost $1,025,000)	1,025,000	1,025,000

See Notes to the Financial Statements.

30  October 31, 2005

Percent of Total Investments

The Tocqueville Fund
Allocation of Portfolio Holdings
October 31, 2005

The Tocqueville Small Cap Value Fund
Allocation of Portfolio Holdings
October 31, 2005

Annual Report  31

Percent of Total Investments

The Tocqueville International Value Fund
Allocation of Portfolio Holdings
October 31, 2005

The Tocqueville Gold Fund
Allocation of Portfolio Holdings
October 31, 2005

32  October 31, 2005

Percent of Total Investments

The Tocqueville Genesis Fund
Allocation of Portfolio Holdings
October 31, 2005

Annual Report  33

The Tocqueville Trust
Statements of Assets and Liabilities
October 31, 2005

	The	Small Cap	International
	Tocqueville	Value	Value	Gold	Genesis
	Fund	Fund	Fund	Fund	Fund
Assets
Investments, at value (1)	$178,220,285	$57,860,764	$199,465,356	$516,667,170	$21,246,352
Foreign currencies (2)	—	—	9,903,706	—	—
Cash	182	304	6,126,051	27,503	57,450
Cash held at broker for futures contracts	—	—	—	—	7,902
Receivable for investments sold	—	490,446	2,804,324	21,522,535	1,964,081
Receivable for fund shares sold	463,387	50,056	4,801,680	1,402,563	16,970
Dividends, interest and other receivables	101,235	16,984	342,961	135,724	12,202
Prepaid assets	17,372	9,801	21,191	34,396	11,814
Total Assets	178,802,461	58,428,355	223,465,269	539,789,891	23,316,771
Liabilities
Payable for investments purchased	2,546,094	735,180	6,848,635	—	643,896
Payable for fund shares redeemed	205,264	39,988	531,997	546,911	9,211
Payable to Adviser	111,400	36,506	178,445	456,117	23,827
Accrued distribution fee	32,774	8,117	36,822	38,176	2,759
Accrued expenses and other liabilities	115,672	32,434	158,470	257,036	20,509
Total Liabilities	3,011,204	852,225	7,754,369	1,298,240	700,202
Net Assets	$175,791,257	$57,576,130	$215,710,900	$538,491,651	$22,616,569
Net assets consist of:
Paid in capital	$149,236,903	$48,446,621	$147,682,592	$386,162,594	$20,748,563
Accumulated net investment income (loss)	587,541	—	72,311	(5,085,204)	—
Accumulated net realized gain (loss)	(12,695,610)	(1,499,666)	25,434,747	30,684,172	600,561
Net unrealized appreciation on:
Investments and foreign currency related
items	38,662,423	10,629,175	42,521,250	126,730,089	1,267,445
Net assets	$175,791,257	$57,576,130	$215,710,900	$538,491,651	$22,616,569
Shares of beneficial interest outstanding
(unlimited shares of $0.01 par value
authorized)	7,928,217	3,472,069	13,434,309	15,164,465	2,120,554
Net asset value and redemption price per
share	$22.17	$16.58	$16.06	$35.51	$10.67
Maximum offering price per share	$22.17	$16.58	$16.06	$35.51	$11.23
(1) Cost of Investments	$139,557,862	$47,231,589	$156,823,714	$389,937,081	$19,978,855
(2) Cost of Foreign Currencies	$0	$0	$10,020,054	$0	$0

See Notes to the Financial Statements.

34  October 31, 2005

The Tocqueville Trust
Statements of Operations
For the Year Ended October 31, 2005

	The	Small Cap	International
	Tocqueville	Value	Value	Gold	Genesis
	Fund	Fund	Fund	Fund	Fund
Investment Income:
Dividends*	$2,974,393	$ 436,220	$3,877,556	$2,402,115	$250,889
Interest	321,118	30,058	119,870	765,296	122,276
	3,295,511	466,278	3,997,426	3,167,411	373,165
Expenses:
Investment Adviser’s fee (See Note 4)	1,225,468	490,389	2,056,895	5,034,991	339,649
Custody fees	22,504	10,218	173,006	96,294	18,703
Fund accounting fees	27,936	11,550	39,963	84,477	11,851
Transfer agent and shareholder services fees	49,693	18,540	66,603	143,113	7,745
Professional fees	114,326	46,135	145,851	379,680	20,632
Distribution fees (See Note 4)	408,489	163,463	514,224	1,270,055	67,930
Administration fee (See Note 4)	245,094	98,078	308,534	762,033	40,758
Printing and mailing expense	28,404	19,480	42,999	173,199	5,555
Registration fees	21,551	20,003	18,968	58,169	32,956
Trustee fees and expenses	20,272	20,064	20,580	24,019	19,144
Insurance expense	8,305	3,354	6,281	24,608	1,963
Other expenses	11,601	4,011	13,626	33,284	1,606
Total expenses before waiver	2,183,643	905,285	3,407,530	8,083,922	568,492
Less: Fees waived (See Note 4)	—	—	—	—	(38,632)
Net expenses	2,183,643	905,285	3,407,530	8,083,922	529,860
Net Investment Income (Loss)	1,111,868	(439,007)	589,896	(4,916,511)	(156,695)
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,077,871	(1,499,666)	32,392,127	31,329,150	814,195
Foreign currency translation	(11,417)	—	(328,030)	(24,111)	(25,769)
	9,066,454	(1,499,666)	32,064,097	31,305,039	788,426
Net change in unrealized appreciation
(depreciation) on:
Investments	9,388,720	6,105,970	9,985,440	1,023,246	883,298
Written options	—	—	—	—	(7,710)
Futures	—	—	—	—	5,783
Foreign currency translation	(226)	—	(262,524)	213	(260)
	9,388,494	6,105,970	9,722,916	1,023,459	881,111
Net gain (loss) on investments and
foreign currency	18,454,948	4,606,304	41,787,013	32,328,498	1,669,537
Net Increase in Net Assets
Resulting from Operations	$19,566,816	$ 4,167,297	$42,376,909	$27,411,987	$1,512,842
* Net of foreign taxes withheld	$29,995	$ —	$391,953	$198,185	$11,972

See Notes to the Financial Statements.

Annual Report  35

The Tocqueville Trust
Statements of Changes in Net Assets

	The Tocqueville Fund
	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2005	2004
Operations:
Net investment income (loss)	$1,111,868	$348,638
Net realized gain (loss) on investments and foreign currency	9,066,454	9,070,987
Net change in unrealized appreciation/(depreciation)	9,388,494	7,700,146
Net increase from payments by affiliates and net gains realized on the disposal of
investments in violation of restrictions	—	—
Net increase (decrease) in net assets resulting from operations	19,566,816	17,119,771
Dividends and distributions to shareholders:
Net investment income	(863,340)	(128,359)
Net realized gains	(5,747,338)	—
Total dividends and distributions	(6,610,678)	(128,359)
Fund share transactions:
Shares sold	30,413,928	16,686,259
Shares issued on reinvestment of dividends	5,266,557	103,678
Shares redeemed*	(18,280,792)	(37,842,825)
Net increase (decrease)	17,399,693	(21,052,888)
Net increase (decrease) in net assets	30,355,831	(4,061,476)
Net Assets:
Beginning of year	145,435,426	149,496,902
End of year**	175,791,257	145,435,426
* Net of redemption fees of:	$18,988	$6,262
** Including undistributed net investment income (loss) of:	$587,541	$350,430
Change in shares outstanding:
Shares sold	1,410,353	842,452
Shares issued to holders in reinvestment of dividends	252,109	5,386
Shares redeemed	(853,030)	(2,038,589)
Net increase (decrease)	809,432	(1,190,751)

See Notes to the Financial Statements.

36  October 31, 2005

The Tocqueville Trust
Statements of Changes in Net Assets

Small CapValue Fund		International Value Fund		Gold Fund		Genesis Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2005	2004	2005	2004	2005	2004	2005	2004

$ (439,007)	$ (518,568)	$589,896	$1,398,547	$ (4,916,511)	$ (5,544,376)	$(156,695)	$(259,905)
(1,499,666)	3,310,048	32,064,097	20,548,179	31,305,039	23,030,253	788,426	(7,598)
6,105,970	(4,662,525)	9,722,916	7,193,808	1,023,459	(18,447,515)	881,111	435,161

—	—	—	—	—	60,626	—	—
4,167,297	(1,871,045)	42,376,909	29,140,534	27,411,987	(901,012)	1,512,842	167,658

—	—	(1,164,107)	(474,880)	—	(452,570)	—	—
(3,029,286)	(11,288,152)	—	—	(21,027,179)	(7,973,091)	—	—
(3,029,286)	(11,288,152)	(1,164,107)	(474,880)	(21,027,179)	(8,425,661)	—	—

10,195,998	36,273,646	42,081,069	61,218,738	158,391,876	344,683,052	2,974,816	14,789,631
2,803,582	10,595,378	893,120	443,677	19,721,437	8,015,104	—	—
(31,566,833)	(32,222,093)	(64,900,229)	(23,778,607)	(185,196,398)	(237,735,768)	(10,835,287)	(5,602,703)
(18,567,253)	14,646,931	(21,926,040)	37,883,808	(7,083,085)	114,962,388	(7,860,471)	9,186,928
(17,429,242)	1,487,734	19,286,762	66,549,462	(698,277)	105,635,715	(6,347,629)	9,354,586

75,005,372	73,517,638	196,424,138	129,874,676	539,189,928	433,554,213	28,964,198	19,609,612
57,576,130	75,005,372	215,710,900	196,424,138	538,491,651	539,189,928	22,616,569	28,964,198
$ 24,651	$ 106,090	$45,552	$132,653	$ 372,142	$ 1,382,190	$1,709	$6,191
$ —	$ —	$72,311	$974,552	$ (5,085,204)	$ (3,323,338)	$—	$—

623,305	1,952,230	2,831,694	5,017,691	4,698,499	10,019,553	280,613	1,448,408
159,295	591,590	64,860	39,368	604,952	228,091	—	—
(1,966,893)	(1,791,757)	(4,452,473)	(1,985,145)	(5,614,662)	(7,262,325)	(1,021,632)	(556,226)
(1,184,293)	752,063	(1,555,919)	3,071,914	(311,211)	2,985,319	(741,019)	892,182

See Notes to the Financial Statements.

Annual Report  37

The Tocqueville Trust

The Tocqueville Fund
The Tocqueville Small Cap Value Fund
The Tocqueville International Value Fund
The Tocqueville Gold Fund
The Tocqueville Genesis Fund

Notes to Financial Statements

1. ORGANIZATION

The Tocqueville Trust (the “Trust”) was organized as a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of five separate funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund (individually referred to as the ‘‘Fund’’ and collectively referred to as the ‘‘Funds’’). The objective of The Tocqueville Fund is long-term capital appreciation. The Tocqueville Fund seeks to achieve its investment objective by investing primarily in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreciation. The Tocqueville Small Cap Value Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies located in the United States that have market values of less than $1 billion. The objective of The Tocqueville International Value Fund is long-term capital appreciation consistent with preservation of capital. The Tocqueville International Value Fund seeks to achieve its investment objective by investing primarily in non-U.S. companies. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation. The Tocqueville Gold Fund seeks to achieve its investment objective by investing 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world that are engaged in mining or processing gold. The objective of The Tocqueville Genesis Fund is long-term capital appreciation consistent with preservation of capital. The Tocqueville Genesis Fund seeks to achieve its investment objective by investing primarily in securities of United States issuers. Shares of The Tocqueville Genesis Fund are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s prospectus. The maximum sales charge is 5.00% of the offering price. The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES
a) Security valuation

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market are generally valued at the NASDAQ Official Closing Price (“NOCP”). Investments in gold will be valued on the basis of the settlement price for the front month gold futures contract announced that day by the COMEX division of the New York Mercantile Exchange (“COMEX”). At any point in time, the front month contract is the futures contract then closest to maturity. If there is no announced COMEX settlement price for front month gold futures on a fund business day, then the adviser will use the most recently announced COMEX settlement price for the front month gold futures contract unless the Adviser determines that such price is inappropriate as a basis for evaluation, in which case the gold will be fair valued in accordance with Section 4 of the Trust’s valuation procedures. Investments in silver will be valued on the basis of the closing spot prices of the New York Commodity Exchange. Investments in other precious metals will be valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price.

38  October 31, 2005

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Fund’s net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Fund may hold securities traded on domestic markets where the market may close early on a given day prior to calculation of the Fund’s net asset value. Events affecting the value of such securities held by a Fund that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Fund’s calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

b) Restricted and Illiquid Securities

The Tocqueville Fund and The Tocqueville Gold Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

c) Federal income tax

    Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Accounting principles generally accepted in the United States of America (“GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

    At October 31, 2005 the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

		The		Small cap
		Tocqueville		Value	International		Gold		Genesis
		Fund		Fund	Value Fund		Fund		Fund
Cost of Investments		$139,557,862		$47,231,589	$156,823,714		$396,041,161		$20,040,119
Appreciation		$41,836,242		$12,807,609	$46,059,993		$146,352,473		$1,901,443
Depreciation		(3,173,819)		(2,178,434)	(3,418,351)		(25,726,463)		(695,210)
Net unrealized appreciation (depreciation) on investments		$38,662,423		$10,629,175	$42,641,642		$120,626,010		$1,206,233
Undistributed ordinary income		$587,541	$	___	$72,311	$	___	$	___
Undistributed long-term capital gain		4,663,022		___	25,434,747		31,703,047		661,825
Accumulated net realized loss		(17,358,632)		(1,499,666)	___		___		___
Distributable earnings		$26,554,354		$9,129,509	$68,148,700		$152,329,057		$1,868,058
Other net unrealized appreciation (depreciation)	$	___	$	___	$(120,392)	$	___		$(52)
Total accumulated earnings (losses)		$26,554,354		$9,129,509	$68,028,308		$152,329,057		$1,868,006

Annual Report  39

Unrealized appreciation and depreciation differ for financial statement and tax purposes primarily due to the tax deferral of wash sale losses (The Tocqueville Gold Fund and The Tocqueville Genesis Fund only) and realization for tax purposes of unrealized losses on passive foreign investment companies (The Tocqueville Gold Fund only).

    The tax character of distributions paid during the years ended October 31, 2005 and 2004 was as follows:

		October 31, 2005
		Long-term
	Ordinary	Capital
	Income	Gain	Total
The Tocqueville Fund	$ 863,340	$ 5,747,338	$6,610,678
Small Cap Value Fund	—	3,029,286	3,029,286
International Value Fund	1,164,107	—	1,164,107
Gold Fund	—	21,027,179	21,027,179
Genesis Fund	—	—	—

		October 31, 2004
		Long-term
	Ordinary	Capital
	Income	Gain	Total
The Tocqueville Fund	$ 128,359	—	$128,359
Small Cap Value Fund	1,704,472	$9,583,680	11,288,152
International Value Fund	474,880	—	474,880
Gold Fund	2,902,418	5,523,243	8,425,661
Genesis Fund	—	—	—

At October 31, 2005, certain funds had tax basis capital losses which may be carried over to offset future capital gains as shown below.

		The	Small Cap
		Tocqueville	Value
		Fund	Fund
Capital losses expiring in:
2010		$17,358,632	—
2013		—	$1,499,666
		$17,358,632	$1,499,666

During the year ended October 31, 2005, The Tocqueville Fund and The Tocqueville International Value Fund utilized $4,413,311 and $6,957,380 of capital loss carryforwards, respectively.

d) Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, and

40  October 31, 2005

The Tocqueville Genesis Fund are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

e) Written option accounting

The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds are included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Funds realize a gain or loss from the sale of the underlying security.

Written option activity for the year ended October 31, 2005 for The Tocqueville Genesis Fund was as follows:

Number
	Of	Premiums
	Contracts	Received
Options outstanding at October 31, 2004	60	$16,360
Options—written	—	—
Options—buybacks	—	—
Options—exercised	(60)	—
Options—expired	—	—
Options outstanding at October 31, 2005	—	—

Annual Report  41

f) Futures Contracts

Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price, or in the absence of a sale, the mean of the last bid and asked prices. When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

g) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h) Other

Investments and shareowner transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date or for foreign securities for which timely information is not available, when the Funds first learn of the dividend, whichever is earlier. Interest income is recognized on the accrual basis and market discount is accounted for on a yield to maturity basis from settlement date. The Funds use the first-in, first-out method for determining realized gain or loss on investments sold for both financial reporting and federal tax purposes. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifically identified to a Fund are allocated on a basis relative to the size of each Fund’s daily net asset value.

i) Repurchase Agreements

The Funds may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Trust’s custodian takes possession of the collateral pledged for investments in repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

42  October 31, 2005

At October 31, 2005 the following Funds held a percentage interest in a joint repurchase agreement with US Bank,
N.A.:

	Percentage	Principal
	Interest	Amount
The Tocqueville Fund	33.0%	$3,735,000
Small Cap Value Fund	18.9%	$2,146,000
Gold Fund	39.1%	$4,425,000
Genesis Fund	9.0%	$1,025,000

Collateral held for this joint repurchase agreement has been disclosed separately in each Fund’s Schedule of
Investments.

3. FINANCIAL INSTRUMENTS

The Fund may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2005, the Fund did not hold any financial instruments with off-balance sheet risk.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS
Tocqueville Asset Management L.P. (“Tocqueville”), is the investment adviser the “Adviser” to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Small Cap Value Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from the Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Genesis Fund, calculated daily and payable monthly, at an annual rate of 1.25% on the first $1 billion of the average daily net assets of the Genesis Fund, and 1.00% of the average daily net assets in excess of $1 billion. In addition, with respect to The Tocqueville Genesis Fund, the Adviser is contractually obligated to waive its fees and/or reimburse expenses to the extent the annual operating expenses of The Tocqueville Genesis Fund exceed 1.95%. During the year ended October 31, 2005, Tocqueville waived fees of $38,632 for The Tocqueville Genesis Fund. The Tocqueville Genesis Fund is not expected to repay any such waived fees in future years.

Annual Report  43

Tocqueville has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary to ensure that each Fund’s total operating expenses do not exceed the following rates, based on each Fund’s average daily net assets;

The Tocqueville Fund	1.40%
Small Cap Value Fund	1.75%
International Value Fund	2.00%
Gold Fund	1.94%

During the year ended October 31, 2005, there were no such voluntary waivers.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended October 31, 2005, the Adviser has made payments of $61,134, $24,522, $77,013, $190,136, and $10,193 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund, respectively.

Lepercq, de Neuflize/Tocqueville Securities, L.P., an affiliate of Tocqueville, (the “Distributor”) acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of .25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund for the year ended October 31, 2005, were $162,981, $190,834, $62,528, $768,202, and $163,776, respectively.

During the year ended October 31, 2004, The Tocqueville Gold Fund received a reimbursement from Tocqueville related to certain losses incurred as a result of a pricing error. The amount of the loss and corresponding reimbursement was $60,626 or $0.004 per share based on average shares outstanding during the year ended October 31, 2004.

5. FUND SHARE TRANSACTIONS

The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 120 days or less. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated February 28, 2005, as supplemented on June 23, 2005. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus. The Trust may waive the redemption fee when the Adviser determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.

44  October 31, 2005

6. INVESTMENT TRANSACTIONS

  Purchases and sales of investment securities (excluding short-term instruments) for the year ended October 31, 2005 are summarized below.

	The
	Tocqueville	Small Cap	International	Gold	Genesis
	Fund	Value Fund	Value Fund	Fund	Fund
Purchases:
U.S. Government	$—	$—	$—	$—	$—
Other	79,063,218	19,348,677	68,524,412	140,298,740	54,520,256
Sales:
U.S. Government	$4,106,551	$—	$—	$—	$—
Other	67,945,870	41,866,769	114,127,064	170,564,376	57,494,157

Annual Report  45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
The Tocqueville Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund (all five constituting The Tocqueville Trust, hereafter referred to as the “Funds”) at October 31, 2005, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

New York, New York
December 23, 2005

46  October 31, 2005

ADDITIONAL INFORMATION (UNAUDITED)

1. SUBSEQUENT EVENT

On December 13, 2005 the Funds paid the following dividends and distributions to shareholders:

		Long-term
	Ordinary	Capital
	Income	Gain	Total
The Tocqueville Fund	$869,240	$ 4,663,032	$ 5,532,272
Small Cap Value Fund	—	—	—
International Value Fund	712,011	25,434,773	26,146,784
Gold Fund	—	31,702,977	31,702,977
Genesis Fund	—	668,585	668,585

2. ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS
Independent Trustees

# of
Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
	Held with	Length of	Principal Occupation	Overseen	Other Directorships
Name, Age and Address	the Trust	Time Served (1)	During Past Five Years	By Trustee	Held by Trustee

Inge Heckel (65)	Trustee	Indefinite Term,	President, New York School of	5	Member of the
40 W. 57th St., 19th Floor		18 Years Served	Interior Design, from July		Advisory Council,
New York, NY 10019			1996 to present.		the Institute of
Classical
Architecture;
Member, Advisory
Council Olana
Preservation;
Member,
Horticultural
Committee,
Wave Hill

Lucille G. Bono (72)	Trustee	Indefinite Term,	Retired. Tocqueville Trust	5	None
40 W. 57th St., 19th Floor		6 Years Served	Trustee.
New York, NY 10019

Larry M. Senderhauf (57)	Trustee	Indefinite Term,	Retired. Administrator and	5	Advisory Board
40 W. 57th St., 19th Floor		6 Years Served	Trustee, LMS 33 Profit and		Member, Legacy
New York, NY 10019			Pension Sharing Fund from		Bank, Scottsdale,
			1983 to present.		Arizona

Annual Report  47

Independent Trustees

# of
Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
	Held with	Length of	Principal Occupation	Overseen	Other Directorships
Name, Age and Address	the Trust	Time Served (1)	During Past Five Years	By Trustee	Held by Trustee

Guy A. Main (69)	Trustee	Indefinite Term,	Retired. Formerly, Executive	5	Director, Amwest
40 W. 57th St., 19th Floor		4 Years Served	Vice President, Amwest		Insurance Group,
New York, NY 10019			Insurance Group, Inc. from		Inc. from April 1996
			April 1996 to January 2001;		to January 2001;
			Chairman, President and Chief		Chairman,
			Executive Officer, Condor		Association of
			Services Inc. from April 1989		California Insurance
			to April 1996.		Companies from
January 1996 to
January 1998;
Director, Condor
Services Inc. from
April 1989 to
April 1996.

Charles W. Caulkins (49)	Trustee	Indefinite Term,	Founder and President, Arbor	5	Director, Phoenix
40 W. 57th St., 19th Floor		2 Years Served	Marketing, Inc. from October		House from January
New York, NY 10019			1994 to present.		2001 to present;
Director, Bridges to
Community from
July 2002 to present.

James W. Gerard (44)	Trustee	Indefinite Term,	Principal, Argus Advisors	5	Director and
Argus Capital		3 Years Served	International, LLC from		Treasurer, ASPCA
Partners LLC			August 2003 to present;		from 1997 to
36 West 44th Street			Managing Director, The Chart		present; Director,
Suite 610			Group from January 2001 to		Phoenix House, from
New York, NY 10036			present; Managing Principal,		1995 to present.
Ironbound Partners from
October 1998 to
December 2000.

48  October 31, 2005

Interested Trustees (and Officers)*

# of
Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
	Held with	Length of	Principal Occupation	Overseen	Other Directorships
Name, Age and Address	the Trust	Time Served (1)	During Past Five Years	By Trustee	Held by Trustee

Francois D. Sicart (62)	Chairman,	Indefinite Term,	Chairman, Tocqueville	5	Chairman and
40 W. 57th St., 19th Floor	Principal	18 Years Served	Management Corporation, the		Director,
New York, NY 10019	Executive		General Partner of Tocqueville		Tocqueville
	Officer and		Asset Management L.P. and		Management
	Trustee		Lepercq, de Neuflize/		Corporation, the
			Tocqueville Securities L.P.		General Partner of
			from January 1990 to present;		Tocqueville Asset
			Chairman and Founder,		Management L.P.
			Tocqueville Asset		and Lepercq, de
			Management Corp. from		Neuflize/
			December 1985 to January		Tocqueville
			1990; Vice Chairman of		Securities, L.P. from
			Tucker Anthony Management		January 1990 to
			Corporation from 1981 to		present.
October 1986; Vice President
(formerly general partner)
among other positions with
Tucker Anthony, Inc. from
1969 to January 1990.

Robert W. Kleinschmidt (56)	President,	Indefinite Term,	President, Chief Investment	6	President and
40 W. 57th St., 19th Floor	Principal	13 Years Served	Officer and Director,		Director,
New York, NY 10019	Operating		Tocqueville Management		Tocqueville
	Officer,		Corporation, the General		Management
	Principal		Partner of Tocqueville Asset		Corporation, the
	Financial		Management L.P. and		General Partner of
	Officer, and		Lepercq, de Neuflize/		Tocqueville Asset
	Trustee		Tocqueville Securities, L.P.		Management L.P.
			from January 1994 to present;		and Lepercq, de
			and Managing Director from		Neuflize/Tocqueville
			July 1991 to January 1994;		Securities, L.P.
Partner, David J. Greene & Co.
from May 1978 to July 1991.

* “Interested person” of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Adviser.

Annual Report  49

Interested Trustees (and Officers)*

# of
Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
	Held with	Length of	Principal Occupation	Overseen	Other Directorships
Name, Age and Address	the Trust	Time Served (1)	During Past Five Years	By Trustee	Held by Trustee

John P. Cassidy (62)	Secretary,	Indefinite Term, less	Treasurer, Tocqueville Asset	N/A	N/A
40 W. 57th St., 19th Floor	Treasurer	than 1 Year Served	Management LP, from 2002 to
New York, NY 10019			present; Independent
consultant, 2001; Deutsche
Bank Group, Vice President,
1997-2000

Elizabeth Bosco (58)	Anti	Indefinite Term,	Compliance Officer,	N/A	N/A
40 W. 57th St., 19th Floor	Money	Since 2002	Tocqueville Asset
New York, NY 10019	Laundering		Management L.P. from 1997
	Compliance		to present.
Officer

Thomas Pandick (58)	Chief	Indefinite Term,	Chief Compliance Officer	N/A	N/A
40 W. 57th St., 19th Floor	Compliance	Since 2004	(October 2004-present),
New York, NY 10019	Officer		Tocqueville Asset
Management L.P.; General
Counsel (January-October
2004), Tocqueville Asset
Management L.P.; Vice
President, Kirkbride Asset
Management, Inc.
(2000-2004); Counsel to NYS
Workers Compensation Board
(1995-1999); Director of
Corporate Governance, Office
of State Comptroller
(1985-1995); General Counsel,
New York State & Local
Retirement Systems
(1979-1985)

1  Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

50  October 31, 2005

3. INVESTMENT ADVISORY AGREEMENT DISCLOSURE

    In determining whether to approve the continuance of the Investment Advisory Agreements on behalf of the Funds, the Trustees, including the disinterested Trustees, considered the following information:

1) The nature, extent and quality of services provided by the Adviser.

The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Funds’ Investment Advisory Agreements and the quality of those services over the past year. The Trustees noted that the services include managing the investment and reinvestment of the Funds’ assets; supervising and managing all aspects of the Funds’ operations; and providing the Board on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with Trust counsel. The Trustees concluded that the nature and extent of the services provided under the Investment Advisory Agreements were reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser had not diminished over the past year and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreements; (iii) the Adviser was responsive to requests of the Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Funds and the industry in general. The Trustees also focused on the Adviser’s reputation and long-standing relationship with the Trust.

In connection with its assessment of the performance of the Adviser, the Trustees considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreements. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Investment Advisory Agreements and to continue to provide the high quality services that it has provided to the Funds to date.

2) The performance of the Funds and the Adviser.

The Trustees reviewed the investment performance of the Funds, both on an absolute basis and as compared to a peer group for each respective Fund for the one-year, three-year, five-year and ten-year periods, as applicable, ended August 31, 2005. The peer groups were comprised of other funds that had similar investment objectives and sales load structures, as determined by Lipper: The Lipper Multi-Cap Value Funds peer group, with average net assets between $165 million and $180 million, for The Tocqueville Fund; the Lipper Small-Cap Core Funds peer group, with average net assets between $55 million and $65 million, for The Tocqueville Small Cap Value Fund; The Lipper International Small/ Mid Cap Growth Funds peer group, with average net assets between $175 million and $225 million, for The Tocqueville International Fund; The Lipper Gold Oriented Funds peer group, with average net assets between $400 million and $600 million, for The Tocqueville Gold Fund; and the Lipper Mid-Cap Core Funds peer group, with average net assets between $20 million and $25 million, for The Tocqueville Genesis Fund (the “Peer Groups”). The Trustees also compared each Fund’s investment performance against its benchmark market indices: the S&P 500 Index for The Tocqueville Trust; The Russell 2000 Index for The Tocqueville Small Cap Value Fund; the Morgan Stanley EAFE Index for The Tocqueville International Value Fund; the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index for The Tocqueville Gold Fund; and the Wilshire 5000 Index for The Tocqueville Genesis Fund (the “Indices”) for the most recent fiscal

Annual Report  51

quarter ended July 31, 2005, and for the one-year, three-year, five-year and ten-year periods ended August 31, 2005. The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Funds’ shareholders the performance that was available in the marketplace given each Fund’s investment objectives, policies, strategies, limitations and restrictions. The Trustees also considered the actions taken by the Adviser to address performance concerns raised by the Trustees over the past year with respect to The Tocqueville Small Cap Fund and The Tocqueville Genesis Fund. The Board concluded that the performance of the Funds against their respective Peer Groups was satisfactory. In particular, the Board noted that The Tocqueville Small Cap Fund underperformed the median of its Peer Group and its Index for the one-year and three-year periods but was in-line with the median of its Peer Group and its Index for the five-year period and outperformed the median of its Peer Group and its Index for the ten-year period, all ended August 31, 2005. The Board observed that The Tocqueville Genesis Fund underperformed the median of its Peer Group and its Index for the one-year period ended August 31, 2005, but also noted that the Fund was still relatively new. The Board further noted the strong performance of The Tocqueville Fund as compared with the median of its Peer Group and its Index for all periods considered, and the strong performances of The Tocqueville International Value Fund and The Tocqueville Gold Fund, particularly as compared to the medians of their Peer Groups and their Indices for the three-year and five-year periods ended August 31, 2005.

3) The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustee’s consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for each Fund against the advisory fees charged (i) by funds in their respective Peer Groups, (ii) other funds with an investment policy similar to the Funds’ that are advised or sub-advised by the Adviser (the Tocqueville Alexis Trust), and (iii) other types of accounts, such as institutional and pension accounts, with similar investment policies to the Funds’ that are advised or sub-advised by the Adviser, of which there were none. The Trustees also considered comparative total fund expenses of the Funds and the Peer Groups. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of each Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under each Peer Group fund agreement is often not apparent. The Trustees also viewed the Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

The Board noted that the contract rate advisory fee for each of the Funds was reasonable, but above average, when compared to their respective Peer Groups and to the peer group of other funds advised by the Adviser. The Board further observed that the total expense ratios of the Funds were also reasonable, but above average, when compared to their respective Peer Groups and to the peer group of other funds advised by the Adviser. The Board also noted that The Tocqueville Genesis Fund operates pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee or reimburse the Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus. In assessing this information, the Trustees considered both the comparative contract rate advisory fee as well as the level of advisory fee after waivers and/or reimbursement.

The Trustees also considered the profitability to the Adviser and its affiliate arising out of its relationship with the Trust. In this regard, the Trustees reviewed profitability data relating to the Adviser for the year October 31, 2004. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreements and the Administration Agreement as well as revenues received by the Adviser’s affiliate under the 12b-1 plans and related agreements. The Trustees concluded that the profitability of the Funds to the Adviser was not excessive.

52  October 31, 2005

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed with the Adviser whether economies of scale would be realized by it in its management of the Fund at higher asset levels. The Trustees also reviewed the Peer Group data to assess whether the Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Trustees noted that the Funds currently have advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with each Fund’s respective Peer Group. In the event there were significant asset growth in the future, the Trustee’s determined to reassess whether the advisory fees, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

The Board also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Funds’ soft dollar arrangements, whereby brokers provide research to the Funds or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars.

Based on a consideration of all these factors in their totality, the Trustees, including all of the disinterested Trustees, determined that the Funds’ advisory fees were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling. The Trust’s disinterested Trustees also met separately in executive session and were assisted by the advice of independent counsel in making such determination.

4. PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

5. SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

Annual Report  53

6. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Funds designate the following percentages of ordinary dividends declared during the fiscal year ended October 31, 2005 as dividends qualifying for the dividends received deduction available to corporate shareholders:

The Tocqueville Fund	100.00%
International Value Fund	8.08%

The Funds designate the following percentages of ordinary dividends declared from net investment income during the fiscal year ended October 31, 2005 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

The Tocqueville Fund	100.00%
International Value Fund	100.00%

7. Foreign Tax Credit

For the year ended October 31, 2005, certain of the Funds earned foreign source income and paid foreign taxes which they intend to pass through their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source
	Income Earned	Foreign Taxes
International Value Fund	(per share)	Paid (per share)
Austria	0.0040	0.0006
Belgium	0.0146	0.0022
Brazil	0.0079	0.0009
Canada	0.0044	0.0007
Finland	0.0321	0.0048
France	0.0145	0.0022
Greece	0.0068	0.0000
Hong Kong	0.0089	0.0000
Indonesia	0.0105	0.0016
Italy	0.0140	0.0021
Japan	0.0415	0.0029
Malaysia	0.0033	0.0000
Mexico	0.0108	0.0000
Netherlands	0.0530	0.0059
Singapore	0.0198	0.0000
South Africa	0.0078	0.0000
South Korea	0.0056	0.0009
Sweden	0.0077	0.0011
Switzerland	0.0064	0.0010
United Kingdom	0.0265	0.0000

54  October 31, 2005

	Foreign Source
	Income Earned	Foreign Taxes
Gold Fund	(per share)	Paid (per share)
Australia	0.0133	0.0021
Canada	0.0627	0.0093
Hong Kong	0.0080	0.0000
Peru	0.0156	0.0006
Russia	0.0013	0.0002
South Africa	0.0505	0.0006

Annual Report  55

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Investment Adviser
Tocqueville Asset Management L.P.
40 W. 57th St., 19th Floor
New York, NY 10019
(212) 698-0800
www.tocqueville.com

Distributor
Lepercq, de Neuflize/Tocqueville Securities, L.P.
40 W. 57th St., 19th Floor
New York, NY 10019
(212) 698-0800

Shareholders’ Servicing and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 697-3863

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Board of Trustees
Franc¸ois D. Sicart—Chairman
Lucille G. Bono
Charles W. Caulkins
James W. Gerard
Inge Heckel
Robert W. Kleinschmidt
Guy A. Main
Larry M. Senderhauf

Tocqueville Funds c/o US Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
www.tocquevillefunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there are three audit committee financial experts serving on its audit committee, James Gerard, Guy Main, and Larry Senderhauf, who are “independent,” as defined in the instructions to this Item.

Item 4. Principal Accountant Fees and Services.

	FYE 10/31/05	FYE 10/31/04
4(a) Audit Fees	$88,000	$78,000
4(b) Audit Related Fees	$0	$0
4(c) Tax Fees	$33,500	$30,500
4(d) All Other Fees	$0	$0

“Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

4(e)(1) The registrant's audit committee is required to pre-approve (i) all audit and non-audit services performed by the independent registered public accounting firm ("accountants") for the registrant and (ii) any non-audit services performed by the accountants for the registrant's investment adviser and control persons of the adviser that provide ongoing services to the registrant ("Service Affiliates") if the services relate directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

4(e)(2) None.

4(f) Not applicable.

4(g) The amount of non-audit fees that were billed by the registrant's accountant for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2005 were $0 and $40,000, respectively. The amount of non-audit fees that were billed by the registrant's accountant for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2004 were $0 and $30,000, respectively.

4(h) The registrant's audit committee has considered whether its principal accountant's provision of non-audit services that were rendered to the registrant's investment adviser, and any control persons of the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A, or this Item 10.

Item 11. Controls and Procedures.

(a)
The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant's disclosure controls and procedures within 90 days of the filing and have concluded that the registrant’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis.

(b)
There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2) Certifications of Principal Executive Officer and Principal Financial Officer, under Rule 30a-2 of the Investment Company Act of 1940. Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. § 1350. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Tocqueville Trust

By (Signature and Title)  /s/ Robert W. Kleinschmidt
                                                  Robert W. Kleinschmidt, President

Date   1/6/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Robert W. Kleinschmidt
                                                  Robert W. Kleinschmidt, President

Date   1/6/06
By (Signature and Title)  /s/ John P. Cassidy
                                                  John P. Cassidy, Treasurer

Date   1/6/06